THIS LEASE is made as of January 1, 1998, by and between Landlord and Tenant.



                                   WITNESSETH:

     1. Terms and Definitions. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

     (a)  Landlord: PC OAKLAND ASSOCIATES LTD.

     (b)  Landlord's Address:

          PC Oakland Associates Ltd.
          c/o Prentiss Properties,  Ltd.
          3890 W. Northwest
          Highway, Suite 400 Dallas,
          Texas 75220
          Attn: Thomas F. August

          With a copy to:

          PC Oakland Associates Ltd.
          c/o Prentiss Properties Management, L.P.
          601 California Street, Suite 610
          San Francisco, CA 94108
          Attention: Elizabeth Hearle

          With a copy to:

          PC Oakland Associates Ltd.
          c/o Prentiss Properties Management, L.P.
          1901 Harrison Street, Suite 100
          Oakland, CA 94612
          Attention: Property Manager

     (c)  Landlord's Address for Payments:

          PC Oakland Associates Ltd.
          c/o Prentiss Properties, Ltd.
          Department 100109
          Pasadena, CA 91189-0105

     (d) Tenant: WORLD SAVINGS AND LOAN ASSOCIATION, a Federal Savings and Loan Association

     (e)  Tenant's Address:

          World Savings and Loan Association
          1901 Harrison Street
          Oakland, CA 94612
          Attention: Vice President - Corporate Properties

          With a copy to:

          World Savings and Loan Association
          1901 Harrison Street
          Oakland, CA 94612
          Attention: Richard A. Crane, Senior Vice President

     (f) Floor(s) upon which the Premises are located: Second (2nd) through eighth (8th) floors, tenth (10th) and seventeenth (17th) floors.

     (g)  Premises:   Those  certain  premises  defined  in  Subparagraph   2(a)
          hereinbelow.

     (h) Site: The parcel or parcels of real property defined in Subparagraph 2(a) below.

     (i) Rentable Square Feet within Premises: 147,665 Rentable Square Feet within the Building: 272,367.3

     (j)  Original Term: Ten (10) years

     (k)  Commencement Date: January 1, 1998

     (1)  Annual Basic Rent:

          Years 1 - 2 $24.00 per Rentable Square Foot per year (i.e., $295,330.20 per month) Years 3 - 4 $24.88 per Rentable Square Foot per year (i.e., $306,158.76 per month) Years 5 - 6 $25.82 per Rentable Square Foot per year (i.e., $317,726.07 per month) Years 7 - 8 $26.81 per Rentable Square Foot per year (i.e., $329,908.21 per month) Years 9 - 10 $27.87 per Rentable Square Foot per year (i.e., $342,952.19 per month)

     (m)  Base Year: Calendar Year 1998

     (n)  Tenant's Percentage: 54.2% (i.e., 147,665/272,367.3)

     (o)  Security Deposit: none

     (p) Permitted Use: General office purposes by Tenant and any of its Affiliated Companies

     (q)  Brokers: None

     (r) Prior Lease: That certain Lease dated as of April 6, 1984, by and between Landlord, as successor-in-interest to CF-Oakland Associates, Ltd., a California limited partnership ("Prior Landlord") and Tenant, as such lease has been amended, pursuant to which Tenant initially occupied the Building.

     (s)  Affiliated  Company: A corporation,  partnership or other legal entity
          (i) controlled or under common control with Tenant or (ii) a parent of Tenant or (iii) any successor to Tenant by purchase, merger, consolidation or reorganization, provided, that if such entity is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is not materially less than Tenant's net worth immediately preceding such purchase, merger, consolidation or reorganization. As used herein (a) "parent" shall mean a company which owns a majority of Tenant's voting equity; (b) "controlled" or "subsidiary" shall mean an entity wholly-owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and
          (c) "affiliate" shall mean an entity controlled, controlling or under common control with Tenant.

     2.   Premises and Common Areas Leased.

     (a) Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the premises, consisting of all of the floors referred to in Paragraph l(f) (the "Premises"), in the building (the "Building"), located on the parcel or parcels of real property (the "Site") commonly known as 1901
Harrison Street, Oakland, California, said Premises being agreed, for the purposes of this Lease to have an area consisting of the number of rentable square feet (as defined below and designated in Subparagraph i(i)).

     The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant and Landlord each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

     (b) Common Areas. Tenant shall have the nonexclusive right to use in common with other tenants in the Building, and subject to the Rules and Regulations attached hereto as Exhibit A (the "Rules and Regulations"), the following areas ("Common Areas") appurtenant to the Premises:

          (i) The common entrances, lobbies, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises;

          (ii)  Parking  areas,   loading  and  unloading  areas,  trash  areas,
     roadways, sidewalks, walkways, parkways, driveways and landscaped areas appurtenant to the building.

     (c) Landlord's Rights. Landlord reserves the right from time to time without unreasonable interference with Tenant's use and with prior written notice to Tenant if the anticipated action will affect the Premises or Tenant's use of same:

          (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises.

          (ii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (iii) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof so long as reasonable access to the. Premises remains available;

          (iv) To do and perform such other acts and make such other changes of a non-material nature in, to or with respect to the Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

          (v) All of Landlord's rights in this Subparagraph (c) are subject to the condition that Landlord repair and restore to a condition reasonably similar to that existing prior to Landlord's actions, any portion of the Premises used or affected by Landlord's work or use.

     (d) Rentable Square Feet. As used in the Lease, the term "Rentable Square Feet" shall be determined in accordance with the Building Owners and Managers Association method (ANSI-Z65.11996) (the "BOMA Standard"). Landlord and Tenant agree that the Rentable Square Feet of the Building and the Premises set forth in Subparagraph l(i) shall remain fixed for the Term (as defined in Subparagraph 3(a)) unless there is a change to the Premises or the Building. If there is a change to the Premises or the Building, then, within thirty (30) days thereafter, Landlord and Tenant shall meet at a mutually convenient time to re-measure the portion of the Premises or the Building that is the subject of the change, using the BOMA Standard, which measurement shall be deemed to establish the Rentable Square Feet of the portion of the Premises or the Building that is the subject of the change as of the date of such change to the Premises or the Building, and the amount of Annual Basic Rent, Tenant's Percentage and all other amounts or provisions of this Lease which are calculated, determined or interpreted based upon the Rentable Square Feet of the Premises or the Building shall be adjusted accordingly. Landlord's measurement of the Building and Premises are subject to Tenant's confirmation on or before June 15, 1998.

     3.   Term.

     (a) Original Term; Termination of Prior Lease. The original term of this Lease ("Original Term") shall be ten (10) years, which term shall commence on January 1, 1998 (the "Commencement Date") and terminate at midnight on December 31, 2007 (the "Expiration Date"), unless a sooner date of termination shall apply as provided elsewhere in this Lease. As used in this Lease, the word "Term" shall mean the Original Term as extended, if applicable, by the First Extension Term (defined below) and, if applicable, by the Second Extension Term (defined below).

     (b) First Extension Right. Subject to the provisions of this Subparagraph 3(b), Landlord hereby grants to Tenant the option ("First Extension Right") to extend the term of this Lease for one (1) period of ten (10) years ("First Extension Term"), which First Extension Term shall commence upon the expiration of the Original Term. Tenant must deliver to Landlord irrevocable written notice of its election to exercise the First Extension Right on or before June 30, 2006 ("First Exercise Date"). If Tenant has not exercised the First Extension Right as of the First Exercise Date, Landlord shall notify Tenant of Tenant's failure to so timely deliver a notice of exercise of the First Extension Right; if Tenant fails to deliver a notice of exercise of the First Extension Right within five (5) business days following Landlord's delivery of such notice to Tenant, Tenant shall irrevocably be deemed to have waived its right to exercise the First Extension Right. Subject to the provisions of Subparagraph 3(e) below, Tenant shall have no right to exercise the First Extension Right if as of the First Exercise Date Tenant shall be in default under this Lease beyond applicable cure periods. Tenant's occupancy of any space in the Building pursuant to the First Extension Right shall be upon the same term and conditions as set forth in this Lease, except where expressly provided otherwise in this Lease.

     (c) Second Extension Right. Subject to the provisions of this Subparagraph 3(c), if Tenant shall have exercised the First Extension Right, Landlord hereby grants to Tenant the option ("Second Extension Right") to extend the term of the Lease for a period of ten (10) years ("Second Extension

Term"), which Second Extension Term shall commence upon the expiration of the First Extension Term. Tenant must deliver to Landlord written notice of its election to exercise the Second Extension Right on or before June 30, 2016 ("Second Exercise Date"). If Tenant has not exercised the Second Extension Right as of the Second Exercise Date, Landlord shall notify Tenant of Tenant's failure to timely deliver a notice of exercise of the Second Extension Right; if Tenant fails to deliver a notice of exercise of the Second Extension Right within five
(5) business days following Landlord's delivery of such notice to Tenant, Tenant shall irrevocably be deemed to have waived its right to exercise the Second Extension Right. Subject to the provisions of Subparagraph 3(e) below, Tenant shall have no right to extend the term of the Lease beyond the expiration of the First Extension Term if at the Second Exercise Date Tenant shall be in default under this Lease beyond applicable cure periods. Tenant's occupancy of any space pursuant to the Second Extension Right shall be upon the same terms and conditions as set forth in this Lease, except where expressly provided otherwise in this Lease.

     (d) Subtenant May Not Exercise. The Extension Rights granted in this Paragraph 3 to Tenant may not be exercised by any subtenant of Tenant.

     (e) Effect of Default. Whenever in this Lease, Tenant shall have an Extension Right or any right to lease new space, Tenant shall not be precluded from exercising that right if Tenant is in default hereunder if (i) the default shall be a monetary default (i.e., a failure to pay rent, additional rent or other monetary sums) and Tenant shall have cured the default within five (5) business days after written notice by Landlord to Tenant notifying Tenant of the default; or (ii) the default shall be a non-monetary default (i.e., a failure of performance other than the payment of money), and Tenant shall have cured the non-monetary default within the applicable time periods of Paragraph 21(a)(iii).

     (f) Days. All references in this Lease to "days" shall be construed as references to calendar days, unless another standard, such as business days, shall be expressly set forth.

     (g) Termination of Prior Lease-, Rent Credit. The parties acknowledge that, pursuant to the provisions of the Prior Lease, Tenant occupied the Premises and, from time to time, other portions of the Building. Upon the mutual execution and delivery of this Lease, the Prior Lease shall be deemed terminated, null and void, and of no further force and effect, and the provisions of this Lease shall thereafter govern the relationship between the parties with respect to Tenant's occupancy of the Premises. Notwithstanding the foregoing, Tenant shall be entitled to a credit against Annual Basic Rent in the amount of $95,685.34, which represents the difference between the rent due under the Prior Lease and the rent due hereunder for the period of January 1, 1998 until May 7, 1998. Such rent credit shall be applied against Annual Basic Rent payable hereunder for the month of June, 1998. Concurrently with their mutual execution and delivery of this Lease, Landlord and Tenant will execute and deliver a Lease Termination Agreement in the form of Exhibit B attached hereto, pursuant to which the Prior Lease will be terminated effective as of the expiration of the day immediately preceding the Commencement Date.

     4.  Possession.

     (a) Tenant hereby accepts the Premises in their "as-is" condition, without any obligation on the part of Landlord to repair, refurbish or otherwise remodel the Premises. Tenant acknowledges that, pursuant to the Prior Lease, Tenant has been in occupancy of the Premises prior to the Commencement Date and is familiar with, and has previously accepted, the improvements within the Premises.

     5. Annual Basic Rent.

     (a) Generally. Tenant agrees to pay Landlord as annual basic rental for the Premises the Annual Basic Rent designated in Paragraph 1 (subject to Paragraph 3(g) above and to adjustment as ,hereinafter provided) in twelve (12) equal monthly installments as described in Paragraph 1, each in advance on the first day of each and every calendar month during the Term. In the event the Term commences or ends on a day other dm the first day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter, provided in this Lease. Said Annual Basic Rent, additional rent, and rental adjustments shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever except as otherwise specifically provided herein in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Paragraph I or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

     (b) If Tenant shall exercise the First Extension Right, the Annual Basic Rent for the Premises for the First Extension Term shall be adjusted, effective as of the commencement of the First Extension Term, to ninety-five percent (95 %) of the Market Rate (defined below) applicable as of the commencement of the First Extension Term.

     (c) If Tenant shall exercise the Second Extension Right, the Annual Basic Rent for the Premises for the Second Extension Term shall be adjusted, effective as of the commencement of the Second Extension Term to ninety-five percent (95 %) of the Market Rate applicable as of the commencement of the Second Extension Term.

     (d) As used herein, "Market Rate" shall mean the annual amount per Rentable Square Foot that a landlord of a first-class building within the Comparison Area (i.e., first-class office space in the Lake Merritt and City Center central business district areas of Oakland, California) with comparable vacancy factors would accept, and that a tenant would pay, in lease or lease renewal transactions for comparable space, for a comparable use, for a comparable period of time, taking into. account all then relevant factors. 'Me Market Rate shall be determined in the following manner: Landlord shall notify Tenant in writing of Landlord's good faith determination of the applicable Market Rate no later than ninety (90) calendar days prior to the date on which Tenant's obligation to pay that Market Rate shall commence. Tenant shall have thirty (30) calendar days to notify Landlord in writing if it disagrees with or disputes Landlord's determination of the Market Rate. If Tenant does not give Landlord such notice, Landlord's determination of the Market Rate shall be controlling. However, if Tenant does give Landlord such notice, then such notice will be accompanied by a statement of Tenant's good faith determination of the applicable Market Rate. 'Me parties shall, diligently and in good faith, negotiate in the ten (10) day period following delivery of Tenant's notice in an effort to agree upon the applicable Market Rate., If after such ten (10) day period, the parties have not reached agreement upon the applicable Market Rate, the Market Rate shall be determined in the following manner: Landlord and Tenant shall select one appraiser each, who shall be an MAI qualified real estate appraiser with at least five (5) years experience in the Comparison Area and who is familiar with rental values and leasing practices in the Comparison

Area. Each party shall deliver to the other party written notice of its selected appraiser within five (5) business days following the parties' failure to reach agreement on the Market Rate during the ten (10) day period described above. The two (2) appraisers so selected shall appoint a third similarly qualified appraiser (the "Arbitrator") within ten (10) calendar days of their appointment. If the two (2) appraisers so selected shall fail to appoint an Arbitrator within said ten (10) calendar day period, then within five (5) business days thereafter, Tenant shall compile a list of five (5) similarly qualified appraisers and deliver same to Landlord, from which Landlord shall select one
(1) appraiser to act as the Arbitrator within five (5) calendar days after Tenant delivers such list; and if Landlord fails to timely select from said list of five (5) appraisers, Tenant shall have the right to select one (1) of the five (5) listed appraisers to act as the Arbitrator. If Tenant fails to provide the list of five (5) appraisers as aforesaid, then Landlord shall have the right to select the Arbitrator who shall be similarly qualified. If either Landlord or Tenant fails to deliver to the other party notice of its selected appraiser within the time periods herein specified, then the appraiser selected by the other party shall act as the Arbitrator. Within (5) business days following the selection of the Arbitrator, Landlord and Tenant shall each place in a separate sealed envelope its final good faith determination as to the applicable Market Rate, and shall deliver such envelope to the Arbitrator. In addition, Landlord or Tenant may concurrently submit to the Arbitrator (with a copy to the other party), any market data and additional information that such party deems relevant to the Market Rate ("Market Data"); in such event, the other party may submit a reply in writing within five (5) business days following delivery of such Market Data. The Arbitrator, shall within five (5) business days following receipt of the envelopes, review the parties' respective submissions. The determination of the Arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted determination of Market Rate for the Premises is the closest to the actual Market Rate for the Premises, as determined by the Arbitrator. The Arbitrator may hold a hearing if the Arbitrator, in his or her sole discretion, determines that one is necessary, provided, however, that any such hearing shall not last in excess of one (1) day. The Arbitrator shall, within thirty (30) days of his or her appointment, determine whether Landlord's or Tenant's submitted determination of Market Rate most closely approximates the actual Market Rate, and shall notify Landlord and Tenant of such determination; the Arbitrator may not propose a "compromise" Market Rate. The decision of the Arbitrator shall be final and binding upon Landlord and Tenant, and the determination so selected shall be the applicable Annual Basic Rent payable during the applicable Extension Term. Landlord and Tenant shall each pay any fees for their respective appraisers. The fees of the Arbitrator shall be shared equally by Landlord and Tenant.

     6.   Rental Adjustment.

     (a) Definitions. For the purposes of this Subparagraph 6(a), the following terms are defined as follows:

          (i)  Tenant's   Percentage:   Tenant's  Percentage  as  set  forth  in
     Subparagraph l(n), shall mean that portion of the total Rentable Square Feet of the Building occupied by Tenant.

          (ii) Base Operating Expenses: Base Operating Expenses shall mean the amount of Operating Expenses incurred or paid by Landlord attributable to the Base Year.

          (iii) Operating Expenses: Operating Expenses shall consist of all direct costs of operation and maintenance of the Building, Common Areas and the Site in first-class condition and repair ("Operating Expenses") as determined by standard accounting practices, calculated assuming the Building is one hundred percent (100%) occupied, including the following costs by way of illustration, but not limitation: real property taxes (as defined in Paragraph 6(a)(iv) and excluding therefrom any increases in real property taxes in accordance with Paragraph 6(a)(vi));

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


rent taxes or gross receipt taxes, (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both); water and sewer charges; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building (except that with respect to earthquake insurance, the cost therefor shall be included in Operating Expenses only if the provisions of Paragraph 18(d) are satisfied); utilities; janitorial services; security; labor; utilities surcharges, or any other costs other than capital costs (except as permitted below) levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state regional, municipal or local government authority in connection with the use or occupancy of the Building or the Premises or arising out of any agreement made with any such authorities as part of the development of the Building; the cost, (capitalized at the Interest Rate (i.e., a rate of interest of 2% over the then current "prime" or "reference" interest rate charged by the Bank of America (or its successor) to its best commercial customers), amortized in accordance with generally accepted accounting principles), of any capital improvements either (i) required by a directive of or to be in compliance with a governmental entity or regulation, or (ii) constructed or caused to be constructed or purchased by Landlord in order to achieve, and which in fact achieves, energy efficiency (unrelated to the normal replacement of capital improvements due to wear and tear there of or (iii) to repair or replace worn out or obsolete items or equipment; air-conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord; maintenance, costs, and upkeep of all Common Areas; rental of personal property used in maintenance; costs and expenses of gardening and landscaping; maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; reasonable audit or verification fees;
management fees and costs (including the market value of an on-site and/or off-site property manager and assistant property manager), provided that any such management fee shall be comparable to the management fees typically charged by the managers of first-class, owner managed buildings within the Comparison Area; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reasonable reserves. Notwithstanding the foregoing, Operating Expenses shall not include: (i) depreciation on the Building or equipment therein; (ii) Landlord's executive salaries or salaries not attributable to the operation and/or management of the Building; (iii) the cost of the staffing, management and operations of the Garage (defined in Paragraph 35(a) below) (as opposed to the costs of repair, and maintenance of the Garage levels that do not relate to the parking operation); (iv) real estate brokers' commissions; (v) any ground lease rental; (vi) costs of items considered capital repairs, replacement, improvements and equipment - under generally accepted accounting principles consistently applied ("Capital Items") except as described above; (vii) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which, if purchased, rather than rented, would constitute a "Capital Item" which is specifically excluded pursuant to the provisions of clause (vi) of this Subparagraph 6(a)(iii); (viii) cost incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed by insurance proceeds; (ix) costs, including permit, license and inspection costs incurred with respect to, or increases in real property taxes assessed as a direct result of, the installation of tenant or other occupants' improvements in the Building (in the case of such real property taxes, only to the extent that such improvements are assessed at a valuation higher than the valuation at which leasehold improvements in other space in the Building are assessed) or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building; (x) the cost of providing above building standard services to other tenants (which services are not provided to Tenant); (xi) the cost of any electric power for which any tenant of the Building directly contracts with the local public service company or for which any tenant of the Building is separately metered or submetered and pays Landlord directly, provided, however, that if any tenant in the Building contracts directly for electrical power service or is separately metered or submetered during any portion of the relevant period, the total electric power cost for the Building shall be "grossed up" to reflect what those costs would have been had each such tenant in the Building used normal amounts of electric power; and (xii) costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building. Revenue from special services shall be credited to the account of the Building. Landlord agrees that, except as expressly modified in this Paragraph 6(a)(iii), the types and levels of costs and expenses included in Operating Expenses shall be comparable to those included in Operating Expenses by owners of first-class office buildings in the Comparison Area. Additionally, the cost of any repair, reconditioning or replacement of the Building's curtain wall or exterior windows which, in accordance with generally accepted accounting principles, would be an item of expense that is properly capitalized, will not be included in Operating Expenses; notwithstanding the foregoing to the contrary, Landlord's cost of cleaning, maintenance and minor works of repair with respect to the Bu mg s curtain wall and windows will be included within Operating Expenses for the purposes of this Lease. In no event will Landlord collect from Tenant and other tenants in the Building, Operating Expenses in excess of one hundred percent (100%) of the costs of operating the Building, Common Areas and Site.

     (iv) Real Property Taxes. As used herein, the term "real property taxes" shall, subject to the provisions of Paragraphs 6(a)(v) and (vi) below, include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Site or Building, including, but not limited to, the following:

          (A) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

          (B) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property taxes, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 Election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

          (C) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without irritation, any gross income tax or excise tax levied by the State, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

          (D) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

          (E) any increase in real property taxes triggered by or resulting in any manner from the foreclosure by Prentiss Properties Acquisition Partners, L.P. ("Prentiss") of the deed of trust secured by the Building and Site held by Prentiss, as successor-in-interest to Teachers Insurance and Annuity Association of America, as beneficiary, or, alternatively, by the delivery by Landlord to Prentiss of a deed in lieu of foreclosure of said deed of trust (such foreclosure or delivery of a deed in lieu of foreclosure being referred to herein as a "Prentiss Transfer"), so long as any Prentiss Transfer is consummated on or before December 31, 1998.

     (v) Notwithstanding any provision of this Subparagraph 6(a) expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (vi) If, during the Original Term, any transfer of the Building is consummated by Landlord, and as a direct result thereof, the Building is reassessed for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13 (the "Reassessment"), real property taxes shall not include any portion of the Reassessment Increase (defined below). For purposes of this Paragraph 6(a)(vi) but without limiting the exclusions to Operating Expenses set forth above, the term "Reassessment Increase" shall mean that portion of real property taxes, as calculated immediately following the Reassessment, which is attributable solely and directly to the Reassessment. Accordingly, but without limiting the exclusions to Operating Expenses set forth above, the term "Reassessment Increase" shall not include any portion of real property taxes, as calculated immediately following the Reassessment, which (i) is attributable to the assessment of the Building prior to the transfer in question or (ii) is attributable to any tenant improvements or other construction in the Building or (iii) is attributable to the annual inflationary increase of real property taxes which is, as of the date of this Lease, two percent (2.0%), or (iv) is attributable to any adjustment pursuant to Proposition 8.

     (b) Procedure. Prior to the expiration of the Base Year and prior to the expiration of each succeeding calendar year (or as soon thereafter as reasonably practical), Landlord shall deliver to Tenant an estimate (the "Estimate") of Operating Expenses for the immediately succeeding calendar year, the amount by which such estimated Operating Expenses exceeds Base Operating Expenses (the "Excess") and, thereafter during the calendar year to which such Estimate applies, Tenant shall pay to Landlord Tenant's Percentage of the estimated Excess, in twelve (12) equal installments as and when Annual Basic Rent is due hereunder. By the first day of March of each succeeding calendar year during the term of this Lease, or as soon thereafter as reasonably practical, Landlord shall deliver to Tenant a statement ("Actual Statement") wherein Landlord shall certify the actual Operating Expenses and actual Excess for the preceding calendar year, in reasonable detail. If the Actual Statement reveals a greater actual Excess than was estimated by Landlord in the applicable Estimate and paid by Tenant as provided above, then within thirty (30) days after delivery of the Actual Statement by Landlord, but without waiving Tenant's Audit Right (as defined in Subparagraph 6(c)), Tenant shall pay a lump sum equal to Tenant's Percentage of said total actual Excess less the total of the monthly installments of Excess which were paid by Tenant in the previous calendar year. If in any calendar year, Tenant's Percentage of the actual Excess is less than the amount actually paid by Tenant pursuant to this Paragraph 6(b) during the preceding calendar year, then upon receipt of Landlord's Actual Statement, the amount of such overpayment made by Tenant shall be credited toward installment(s) of rent next falling due or Landlord may issue a check to Tenant for such amount, or, if this Lease has been terminated, such amount shall be credited against any amount which Tenant owes Landlord pursuant to this Lease and, to the extent all amounts which Tenant owes Landlord pursuant to this Lease have been paid, Landlord shall promptly pay such amount to Tenant. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not constitute a waiver of its right to require an increase in rent nor shall it relieve Landlord or Tenant of their respective obligations pursuant to this Paragraph, except that Tenant shall not be obligated to make any payments based on such estimate or statement until thirty (30) days after receipt of such estimate or statement.

     (c)  Audit

          (i) Provided that Tenant is not in default under the Lease as of the date of Tenant's exercise of its Audit Right, within one hundred eighty
     (180) days after receipt of an Actual Statement ("Audit Period"), Tenant shall have the right ("Audit Right") to cause a recognized regional or national accounting firm ("CPA") to inspect, examine and audit (at Tenant's expense, except as set forth below) those books and records of Landlord relating to the determination of Operating Expenses for the calendar year for which such Actual Statement was prepared. It is expressly acknowledged that such audit may not be conducted by a person or entity engaged in the business of auditing building owners' books and records on a contingent fee basis. Except as otherwise provided in this Subparagraph 6(c), the audit shall be limited to the determination of the proper amount of Operating Expenses payable by Tenant for the subject calendar year.

          (ii) If the audit discloses that the amount of Excess billed to Tenant was incorrect, the appropriate party shall, within thirty (30) days following the date of such determination, pay to the other party the deficiency or overpayment, as applicable.

          (iii) Additionally, if and to the extent that, by virtue of Tenant's exercise of the Audit Right and the subsequent audit as described herein of an Actual Statement, it is determined that Landlord's inclusion or calculation of any line item of Operating Expenses is in error (and provided that such error resulted in an improper overcharge to Tenant hereunder of at least $1,000.00), Tenant shall have the right to require a similar audit of Landlord's books and records for the immediately preceding two (2) -calendar years with respect only to the item of inclusion or calculation which was determined to be in error as a result of Tenant's exercise of the Audit Right. Tenant may exercise the right to so review such portion of the immediately preceding two (2) years' Operating Expenses by written notice to Landlord delivered within ten (10) business days following determination and notice to Tenant of the error in inclusion and/or computation giving rise to Tenant's right to so examine previous years' books and records.

          (iv) Tenant shall keep any information gained from any such audit confidential and shall not disclose, or allow the disclosure of, any such information to any other party except where Tenant is legally required to do so (or in the case of litigation or where such disclosure occurs as part of litigation between Landlord and Tenant).

          (v) The exercise by Tenant of the Audit Right shall not relieve Tenant of its obligation to pay, prior to the request for an inspection and examination of Landlord's books and records. or any audit, all sums due hereunder, including, without limitation, any disputed Operating Expenses.

          (vi) Failure of Tenant to notify Landlord in writing of Tenant's decision to exercise the Audit Right within one hundred eighty (1 80) days after receipt of an Actual Statement shall be deemed an irrevocable waiver by Tenant of the Audit Right as it regards that Actual Statement; notwithstanding the foregoing, Tenant's failure to exercise the Audit Right with respect to the Base Year within one hundred eighty (180) days after receipt of any Actual Statement with respect to the Base Year shall not be construed as a waiver of the Audit Right with respect to the Base Year, it being acknowledged that Tenant may exercise the Audit Right with respect to the Base Year concurrently with Tenant's initial exercise of the Audit Right, however, Tenant may only exercise the Audit Right with respect to the Base Year on one (1) occasion.

          (vii) No prior waiver or waivers of the Audit Right shall be deemed to constitute a waiver of the Audit Right as it shall regard future Actual Statements, or amendments to prior Actual Statements. Landlord shall bear all the costs associated with the Audit Right if it is determined that Landlord's inclusion or calculation of any line item of Operating Expenses is in error and provided that such error results in the improper overcharge to Tenant hereunder of at least $2,000; otherwise, Tenant shall bear all the costs associated therewith. If such audit demonstrates that Tenant has overpaid Operating Expenses, then the amount of such overpayment shall be credited or paid to Tenant in accordance with the provisions of Subparagraph 6(b) above regarding overpayment of Tenant's Percentage of actual Excess.

          (viii) Nothing contained in this Paragraph 6(c) shall be construed or interpreted to prevent Tenant from making informal, good faith inquiries of the Building's management office, from time to time, regarding budgetary issues, then-current projections regarding Operating Expenses and other similar matters, and Landlord agrees to use reasonable efforts to accommodate Tenant's periodic questions and requests for additional information regarding the same.

     (d) Determination Following Lease Expiration. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in said expenses shall be immediately rebated by Landlord to Tenant.

     7. Security Deposit. There shall be no security deposit.

     8. Use. Tenant shall use the Premises for general office purposes and other purposes reasonably incident thereto, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. Tenant shall not use or occupy the Premises in violation of any law, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of any law. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof (provided that the foregoing shall not be construed as a waiver of Tenant's right, if any, to contest the same by appropriate proceedings). Tenant shall not do or permit anything to be done in the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance.

     9. Holding Over. If Tenant holds over after the expiration or earlier termination of the Original Term, First Extension Term or Second Extension Term, as applicable, without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to one hundred percent (100%) of the Annual Basic Rent rate which is applicable to the Premises immediately preceding the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and ,prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Notwithstanding the foregoing, if such holding over continues for more than sixty (60) days, effective as of the sixty-first (61st) day, the rental rate payable during such hold over shall increase to one hundred twenty-five percent (125%) of the Annual Basic Rent payable for the period immediately preceding such holding over plus applicable Operating Expenses. The acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph 9 are in addition to and do not affect Landlord's right of re-enter , y or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

     10. Taxes on Tenant's Property.

     (a) Generally. Tenant shall be liable for, and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall promptly following written demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

     (b) Taxes on Improvements. If the improvements in the Premises made after the Commencement Date, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which leasehold improvements in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 10(a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said improvements are assessed at a higher valuation than Landlord's other improvements, such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

     11. Alterations.

     (a) Tenant's Changes. Tenant may, at any time and from time to time during the term of this Lease, at its sole cost and expense, make alterations, additions, installations, substitutions, improvements ,and decorations (hereinafter collectively called "changes" and, as applied to changes provided for in this Paragraph, "Tenant's Changes") in and to the Premises, excluding structural changes, on the following conditions, and providing such changes will not result in a violation of or require a change in the Certificate of Occupancy applicable to the Premises.

          (1) The outside appearance, character or use of the Building shall not be affected, and no Tenant's Changes shall weaken or impair the structural strength or, in the opinion of Landlord, lessen the value of the Building.

          (2) No part of the Building outside of the Premises shall be physically affected.

          (3) The proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Building ("Service Facilities") shall not be adversely affected and there shall be no construction which unreasonably or materially interferes with Landlord's access to the Service Facilities or unreasonably or materially interferes with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities.

          (4) In performing the work involved in making such changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Paragraph 11.

          (5) All work shall be done at such times and in such manner as Landlord from time to time may reasonably designate.

          (6) Tenant shall not be permitted to install and make a part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts or chattel mortgages.

     (b) Procedure. Before proceeding with any change (exclusive of changes to items constituting Tenant's personal property), Tenant shall submit to Landlord mechanical, electrical and plumbing drawings and specifications for the work to be done, which Tenant shall have prepared or caused to have been prepared using consultants selected by Tenant and approved in writing in advance by Landlord. Tenant shall include with such submission an estimate in reasonable detail of the aggregate cost of such proposed change. Landlord shall have the right to review all of Tenant's proposed changes in this manner regardless of whether Landlord's approval of the changes, as provided hereinbelow, shall ultimately be required in order to determine whether the proposed changes shall cost 'm excess of the Alterations Ceiling, as defined herein below. No mechanical or structural work, except for the moving of flexible ducts or diffusers, shall be done on the Premises without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Approval by Landlord of any change requiring Landlord's approval may be conditioned upon Tenant's agreement to remove, at Landlord's option, the proposed changes at the end of the Term.
Landlord's prior written approval shall also be required for all changes that Landlord, in its reasonable discretion, shall determine shall cost in excess of the Alterations Ceiling ("Alterations Ceiling"), which is hereby defined to be five thousand dollars ($5,000.00) for changes involving, electrical work and fifty thousand dollars ($50,000.00) for all other changes. These amounts shall be adjusted every five (5) years for inflation by the percentage increase in the U.S. Department of Labor's Consumer Price Index, San Francisco-Oakland-San Jose area

(all items)--all Urban Consumers(1982-1984=100) from the Commencement Date. Landlord shall have ten (10) business days from the date on which the plans and specifications for such changes (including Tenant's estimate of the aggregate cost of such changes) are delivered by Tenant to Landlord in which to determine-whether or not the proposed changes exceed the Alterations Ceiling, and, if so, to deliver Tenant written notice approving or disapproving such changes, which approval shall not be unreasonably ,withheld, conditioned or delayed. If Landlord fails to deliver such notice to Tenant within ten (10) business day period, Tenant shall have the right to submit a second notice to Landlord, specifying, in bold face print at the top of the notice and on the envelope containing such notice, the following: "NOTE: SECOND NOTICE DELIVERED PURSUANT TO THE PROVISIONS OF SUBPARAGRAPH 11(b) OF LEASE - FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS WELL RESULT IN DEEM[ED APPROVAL OF PROPOSED ALTERATIONS". If, within five (5) business days following delivery of such second (2nd) notice, Landlord fails to deliver to Tenant notice as to whether the Tenant's Changes exceed the Alterations Ceiling and, if so, to notify Tenant of Landlord's approval or disapproval of such Tenant's Changes, Landlord shall be deemed to have approved such changes. If Landlord shall disapprove of any of Tenant's plans, Tenant shall be advised of the reasons for this disapproval. Tenant shall use contractors of its own choosing to make Tenant's Changes; provided that Tenant shall choose those contractors which shall be approved in advance in writing by Landlord, which approval Landlord will not unreasonably withhold, condition or delay. If the Tenant's Changes shall not cost in excess of fifty thousand dollars ($50,000.00), as adjusted for inflation as set forth above, Tenant shall not be liable to Landlord for any of the costs Landlord shall have incurred in reviewing the proposed Tenant's Changes; but if the Tenant's Changes shall cost in excess of fifty thousand dollars ($50,000.00), as adjusted for inflation as set forth above, Tenant shall pay Landlord, considered as additional rent only for enforcement rights under this Lease, all of Landlord's reasonable out-of-pocket costs incurred in reviewing and supervising the construction of the proposed changes, which payment shall be due within thirty (30) days of Landlord's (or Landlord's consultants') delivery to Tenant of an invoice therefor setting forth Landlord's costs in reasonable detail.

     (c) Compliance with Laws; Insurance. All Tenant's Changes and the performance thereof shall at all times comply with (i) all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof, (ii) all rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar insurance body or bodies, and (iii) all reasonable rules and regulations of Landlord, and Tenant shall cause Tenant's Changes to be performed in compliance therewith and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Building. Tenant's Changes shall be performed in such manner as not to unreasonably interfere with the occupancy of any other tenant in the Building nor delay, or impose any additional expense upon Landlord in the then-current projects of construction, maintenance or operation of the Building. Throughout the performance of Tenant's Changes, Tenant, at its expense, shall carry, or cause to be carried, worker's compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes.

     (d) Ownership). All alterations, decorations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall covering, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord at the expiration of the Term, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the Term hereof, except that Landlord may by written notice to Tenant, given prior to Tenant's performance of such work (to the extent that Landlord has knowledge of the anticipated performance of such work), require that Tenant, on or before the expiration or sooner termination of the Term, remove all partitions, counters, railings and the like installed by Tenant, and that Tenant repair any damage to the Premises arising from such removal or, at Landlord's option, Tenant shall pay to the Landlord, 'Landlord's reasonable costs of such removal and repair, subject to the provisions of this Paragraph
11. Notwithstanding the foregoing, Tenant shall have the right to remove any and all built-in cabinet work, computer flooring, and any equipment relating to air conditioning and fire protection, computer related motor generators, and UPS and other communication systems that Tenant shall have installed in the Premises ("Specialty Items"); provided that Tenant shall repair any damage to the Premises arising from the removal of the Specialty Items. If Tenant shall fail to repair the Premises to Landlord's reasonable satisfaction, Landlord shall have the right to repair the Premises itself. Tenant shall bear all the costs associated with its removal of the Specialty Items from the Premises, including the cost of repairing the Premises thereafter, regardless of whether Tenant or Landlord shall have caused the repairs to be made.

     (e) Tenant's Property. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term provided that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option after giving notice to Tenant, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession, or Landlord may, at its option, after giving notice to Tenant, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

     (f) Building Changes. Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, as Landlord may deem necessary or desirable; provided, however, that Landlord shall not make any changes, alterations, additions, improvements or replacements ' that materially and adversely alter the appearance or operation of the Building. Nothing contained 'm this Paragraph 11 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 11 shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.

     12. Repairs.

     (a) Tenant's Responsibility. Tenant shall, when and if needed and whenever reasonably requested by Landlord to do so, at Tenant's sole cost and expense, maintain and make all repairs to the Premises and every part thereof, to keep, maintain and preserve the Premises in first class condition and repair, excepting ordinary wear and tear, condemnation and damage due to casualty, the repair of which is expressly the responsibility of Landlord hereunder. Any such maintenance and repairs shall be performed by contractors selected by Tenant and approved in advance in writing by Landlord (such approval not to be unreasonably withheld, conditioned or delayed, provided that the parties agree that, without limiting the grounds which might be "reasonable" for disapproving a proposed contractor, Landlord may disapprove any contractor who is not union-affiliated and whose presence in the Building might, in Landlord's reasonable determination, give rise to a labor dispute, threatened strike, walk-out or ,similar action). Tenant shall upon the expiration or sooner termination of the Term surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear, condemnation and damage due to casualty excepted and except for all Tenant's Changes other than those which Landlord has required Tenant to remove pursuant to Subparagraph 1l(d) above.

     (b) Landlord's Responsibility. Anything contained in Subparagraph 12(a) above to the contrary notwithstanding, Landlord shall repair and maintain all portions of the Building other than space leased to tenants including but not limited to the Common Areas, exterior and the structural portions of the Building, exterior walls, foundations, floors, roof, roof membrane and exterior windows as well as plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord in first-class condition and repair, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless Landlord fails to commence such cure within ten (10) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant and thereafter diligently completes such cure. Except as otherwise provided in this Lease, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     (c) Non-Base Building Facilities. Notwithstanding anything to the contrary contained in Subparagraphs 12(a) and 12(b) hereof, Tenant shall maintain and repair at its sole cost and expense, and with maintenance contractors approved by Landlord, all non-base building facilities, including executive lavatory, shower and toilet facilities, wet bars and kitchen facilities, including all plumbing connected to said facilities or systems installed by Tenant or on behalf of Tenant or existing in the Premises at the time of delivery of possession of the Premises to Tenant by Landlord. The provisions of this paragraph shall not apply to the basic heating, plumbing and air conditioning system provided by Landlord to all tenants of the Building.

     13. Liens. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Site or any portion of the Site nor against the Tenant's leasehold interest in the Premises. Tenant covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within twenty (20) days after the filing thereof, at the cost and expense of Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such lien is not discharged or bonded by Tenant within twenty (20) days after any such lien is filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within thirty (30) days following notice by Landlord, as additional rent, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

     14. Entry by Landlord. Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises by exercise of the following rights, Landlord reserves and shall at any and all times have the right (upon reasonable advance notice [which may be telephonic] except in the case of emergency) to enter the Premises to inspect the same, to supply janitor service and any other service to be ,provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants during the final eighteen (18) months of the Term (accompanied, in such event, by a representative of Tenant, provided Tenant in good faith uses reasonable efforts to cooperate with the scheduling of any such entry), to post notices of nonresponsibility, to alter, improve or repair the Building as provided above, and without being deemed guilty of any eviction of Tenant and, except as set forth below, without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business, any loss of occupancy (other than in the case of the loss of use of a material portion of the Premises (i.e., 2,000 Rentable Square Feet or more) for a period in excess of five (5) business days following notice from Tenant to Landlord of such loss of use, in which event Tenant shall have the abatement rights described in Paragraph 15(a) below) or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes and other secured areas, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in good faith by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. Landlord hereby agrees to use its best good faith efforts in the exercise of its rights under this Paragraph 14 to minimize any disturbance of Tenant's use and possession of the Premises and to provide as much notice to Tenant as may be reasonably possible prior to any such exercise of Landlord's rights under this Paragraph 14.

     15. Utilities and Services.

     (a) Generally. Landlord agrees to furnish to the Premises during Business Hours (as defined below) subject to the conditions and in accordance with the standards set forth in the Rules and Regulations as may be amended in writing by Landlord from time to time during the Term and delivered to Tenant, and otherwise in a level comparable to the services provided in other first-class office buildings in the Comparison Area, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises, janitorial service in accordance with the specifications attached hereto as Exhibit C, and elevator service by nonattended automatic elevators. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, except as set forth below. Notwithstanding the foregoing to the contrary, if (i) Landlord ceases to furnish any service in the Building to Tenant in a period in excess of five (5) consecutive business days after Tenant notifies Landlord of such cessation (the "Interruption Notice"); -(ii) such cessation does not arise as a result of an act or omission of Tenant, Tenant's assignees, sublessees, employees, agents or representatives; (iii) such cessation is not caused by a fire or other casualty (in which case, Article 19 shall control); (iv) the restoration of such service is reasonably within the control of Landlord; and
(v) as a result of such cessation, the Premises or a material portion (i.e., 2,000 Rentable

Square Feet or more) thereof, is rendered untenantable (meaning that Tenant is unable to use the Premise in the normal course of its business) and Tenant, in fact, ceases to use the Premises, or a material portion thereof (i.e., 2,000 Rentable Square Feet or more), then Tenant shall be entitled to receive an abatement of Annual Basic Rent payable hereunder during the period beginning on the sixth (6th) consecutive business day of such cessation and ending on the day when the service in question has been restored. If ,the entire Premises has not been rendered untenantable by the cessation in service, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises so rendered untenantable and not used by Tenant. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service. Any incandescent light bulbs used in the Premises shall be paid for by Tenant; upon Tenant's request, Landlord's personnel shall install incandescent light bulbs or other Building nonstandard bulbs in the Premises; Tenant agrees to pay Landlord within thirty (30) days after demand Landlord's cost for all such incandescent light bulbs installed or other Building nonstandard bulbs and the reasonable cost of Landlord's work of installation with respect thereto. Business Hours ("Business Hours") are hereby defined to be Monday through Friday from 8:00 A.M. to 6:00 P.M. (excepting New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

     (b) After-Hours HVAC. Landlord shall furnish heating, ventilation and air-conditioning ("HVAC") during non-Business Hours; provided that Tenant's written notice requesting such service shall have been delivered to Landlord before noon on the business day when such service is required for that evening, and by noon of the preceding business day when such service is required on a Saturday, Sunday or holiday. Landlord's prevailing charge for supplying such additional service shall be paid by Tenant which shall be Landlord's then standard charge for providing such services including, without limitation, reasonable administrative and maintenance costs associated with such after-hours use; provided that such charge will not exceed the charges for similar services generally applied by owners of first-class buildings within the Comparison Area. Landlord's charges shall distinguish between the provision of such services thereof when the chiller shall be on and when it shall be off. Landlord shall bill Tenant on or before the last day of the month following the month in which such charges are incurred, and shall submit with its invoice a tabulation of the hours and the dates on which the overtime HVAC was furnished. Tenant shall pay Landlord these charges, as additional rent, within thirty (30) calendar days of receipt of the invoice therefor and such other data supporting the charges as Tenant may reasonably request. If Landlord shall not have billed Tenant for HVAC charges incurred during non-Business Hours within four (4) months after the end of the Lease year in which Landlord claims the charges were incurred, Landlord shall be conclusively presumed to have waived such charges.

     (c) Standards. Except for day porter services provided by Tenant, all cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord in accordance with Exhibit C attached hereto. In addition, Landlord shall regularly inspect and maintain the cooling tower following the current practices of the American Society of Heating, Refrigeration and Air-conditioning Engineers. Tenant shall use its best efforts to agree upon and coordinate with Landlord a plan whereby Secured Areas, as defined below, may be cleaned to the satisfaction of Landlord on a regular basis in keeping with the standards for cleaning and janitorial services that shall be provided throughout the rest of the Premises and the Building.

     16. Indemnification.

     (a) Indemnity by Tenant. To the fullest extent permitted by law, but subject to the provisions of Paragraph 18(f) below, Tenant shall indemnify, defend, protect and hold harmless Landlord from and ,against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, attorneys' fees and disbursements) (collectively, "Claims"), arising from (i) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work, or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees in or about the Premises or the Site; (ii) Tenant's breach of or default under this Lease, or (iii) any act, omission, negligence or willful misconduct of Tenant or its agents, employees or invitees; provided, however, Tenant's obligations under this Subparagraph 16(a) shall not extend to any Claims to the extent the same arise from or are caused by the acts,
omissions,   negligence  or  willful  misconduct  of  Landlord  or  its  agents,
contractors,   employees  or  invitees.  Tenant,  as  a  material  part  of  the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever, except (subject to the provisions of Paragraph 18(f) below) to the extent that the same is caused by the acts, omissions, negligence or willful misconduct of, or the breach of or default under this Lease by, Landlord or its agents, contractors, employees or invitees.

     (b) Indemnity by Landlord. To the fullest extent permitted by law, but subject to the provisions of Paragraph 18(f) below, Landlord shall indemnify, defend, protect and hold harmless Tenant from and against any and all Claims arising from: (i) the acts or emissions of Landlord or its agents, contractors, employees or invitees in connection with, or on or about, the Premises or the Site, or any activity, work or things done, permitted or suffered by Landlord, its agents, contractors, employees or invitees in or about the Premises or the Site (including, without limitation, any Claims caused by the breaking of the Building's exterior windows due to defects in materials or workmanship except to the extent any such Claim is due to the acts or omissions of Tenant or its agents, contractors, employees or invitees); or (ii) Landlord's breach of or default under this Lease; or (iii) any act, omission, negligence or willful misconduct of Landlord or its agents, contractors, employees or invitees; provided, however, Landlord's obligations under this Subparagraph 16(b) shall not extend to any Claims to the extent the same arise from or are caused by the acts, emissions, negligence or willful misconduct of Tenant or its agents, contractors, employees or invitees.

     (c) Survival. The respective obligations of Landlord and Tenant under this Paragraph 16 shall survive the expiration or earlier termination of this Lease with respect to Claims occurring or arising on or before the date of expiration or termination.

     17. Damage to Tenant's Property. Landlord or its agents shall not be liable- for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever except (and subject to the provisions of Subparagraph 18(f) below) due to the negligence or willful misconduct or reckless actions of Landlord, its employees, agents or contractors. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

     18. Insurance

     (a) Tenant's Insurance. Tenant, at its sole cost and expense shall, during the entire Term hereof, obtain, maintain and keep in full force and effect, the following insurance:

          (i) Property insurance including fire, extended coverage, vandalism, malicious mischief and all risks (excluding earthquake and flood) coverage upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, fittings, installations, including tenant improvements and betterments, fixtures and any other personal property, in an amount not. less than ninety percent (90 %) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive.

          (ii) Commercial General Liability Insurance, coverage to include personal injury, bodily injury, broad form property damage, premises/operations, owner's protective coverage, blanket contractual liability, products and completed operations liability and owned/non-owned auto liability, in limits not less than Two Million Dollars ($2,000,000) inclusive. Tenant's policy shall name Landlord, Landlord's property manager and Landlord's mortgagees as additional insureds and shall contain the following provision:

               "Such insurance as afforded by this policy for the benefit of Landlord shall be primary as respects any claims, losses or liabilities arising out of the use of Premises by the Tenant or by Tenant's operation and any insurance carried by Landlord shall be excess and non-contributing. "

          (iii) So-called "business interruption" insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

          (iv) Workers' Compensation insurance as required by applicable law.

          (v) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (b) Policy Requirements. All policies shall be taken out with insurers acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that standard certificates of insurance or, if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policy, will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing not less than ten (10) days prior to any material change, reduction in coverage, cancellation, or other termination thereof. Notwithstanding the foregoing, Tenant shall be deemed to have taken out insurance sufficient under this Paragraph 18 if Tenant shall decide to self-insure with respect to any and all insurance required hereunder, subject to the following conditions: At all times that the Tenant shall self-insure, Tenant shall be required to have a consolidated net worth in excess of Five Hundred

Million Dollars ($500,000,000) as shown on Tenant's most recent quarterly or annual financial statements computed in accordance with generally accepted accounting principles ("Net Worth Floor Requirement"). Tenant shall give Landlord copies of all of Tenant's quarterly reports and annual reports within thirty (30) calendar days of their receipt by Tenant to permit Landlord to confirm that Tenant satisfies the Net Worth Floor Requirement. If Landlord shall ever discover, by whatever means, that Tenant shall have failed to satisfy the Net Worth Floor Requirement at any time that Tenant shall have been self-insured, Landlord shall have the right by written notice to Tenant to require Tenant, as if Tenant had never had the right to self-insure, to perform within ten (10) calendar days of receipt thereof all of the acts required of Tenant by this Paragraph 18(b).

     (c) Delivery of Insurance Proceeds. In the event of damage to or destruction of the Building, if the Premises shall also have been damaged, then Tenant shall immediately pay to Landlord all of its insurance proceeds ("Related Insurance Proceeds"), if any, relating to all alterations (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) in the Premises. Notwithstanding the above, if such damage is of a nature entitling Landlord to terminate this Lease, and if Landlord terminates this Lease, Tenant shall not be required to pay to Landlord any portion ("Tenant's Portion") of Related Insurance Proceeds that shall be attributable to the destruction of as yet unamortized changes which Tenant shall have the burden of proving were built out of Tenant's own separate and independently identifiable funds. The amortization schedule that shall be used in determining, for the purposes of this Lease, whether such work shall be "as yet unamortized" is the amortization schedule that Tenant shall use in its financial books and records, which schedule shall be kept in accord with generally accepted accounting principles consistently applied; provided that in no event shall the schedule exceed fifteen (15) years. If Landlord terminates this Lease pursuant to a right of termination as provided in Paragraph 19 as the result of damage to the Building, and if the Premises shall not have been damaged, then Tenant shall deliver to Landlord, in accordance with the provisions of this Lease, the Premises itself together with all Tenant's Changes; provided, however, that Landlord shall reimburse Tenant for the amount of the as yet unamortized cost of Tenant's Changes that actually were paid for by Tenant from its own funds less amounts recovered by Tenant under its insurance policies referable to said Tenant's
Portion, as to which Tenant shall use best efforts to collect. Landlord acknowledges that, under the Prior Lease, certain improvements to the Premises existing as of the Commencement Date may have constituted Tenant's Changes which were paid for by Tenant and may not have been fully amortized as of the Commencement Date. For the purposes of this Subparagraph 18(c), any such improvements shall also be considered (partially amortized, based upon the date of completion of such improvements) Tenant's Changes hereunder.

     (d) Landlord's Insurance. Landlord covenants and agrees that through the Term it will insure the Building (excluding any property with respect to which Tenant is obligated to insure pursuant to the provisions of Subparagraph 18(a) above) against damage by fire and (only if the same is required by a first mortgagee and is available at a commercially reasonable cost in light of the terms of coverage and in light of the deductible) earthquake coverage, and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent institutional owner of a similar building in the San Francisco Bay Area seeking to insure, among other things, coverage of the costs of repairs required to be performed by Landlord pursuant to Article 19 below. Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, with respect to the Building or any alterations of the Premises, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, although Landlord shall use such proceeds in the repair and reconstruction of the Building and the Premises unless the provisions of Subparagraph 18(c) above shall apply. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same except as otherwise provided in Subparagraph 18(c) or in Paragraph 19.

     (e) Compliance with Insurance Guidelines.

          (i) Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. To Landlord's knowledge, Tenant's use of the Premises as of the Commencement Date is not of a nature that would invalidate, or cause an increase in the cost of, Landlord's insurance coverage. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering the Building. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional rent within thirty (30) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the improvements within the Premises showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all commercially reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

          (ii) If any insurance policy carried by Landlord, as provided by Subparagraph 18(d) above, shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use or occupation of the Premises or any part thereof in violation of the Permitted Use by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to commence to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within two (2) business days after notice thereof and diligent complete the same; Landlord may enter upon the Premises and attempt to remedy such condition and Tenant shall forthwith pay the reasonable cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 18(e)(ii), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligations hereunder and Landlord shall have no obligation to attempt to remedy such default.

     (f) Any other provision of this Lease notwithstanding, Landlord and Tenant mutually release and discharge each other and waive any rights of subrogation accruing from all claims and liabilities in connection with property on, or activities conducted in, the Premises or in the Building to the extent such claims or liability is covered by insurance maintained by Landlord or Tenant, or is required to be covered by insurance under this Lease. Each insurance policy Landlord or Tenant maintains with respect to-the Premises or Property shall include a waiver of the insured's rights of subrogation against the other party.

     19. Damage or Destruction.

     (a) Generally: Repair Obligation and Rental Abatement. In the event any portion of the Premises, Common Areas of the Building or Building equipment or systems serving the Premises ,(including all improvements made to the Premises by Tenant) or the Common Areas (collectively the "Damaged Property") shall be damaged by fire or other casualty, or by any other peril of any kind or nature insured against and the Damaged Property can, in the opinion of the Landlord's architect, be repaired within one hundred and eighty (180) calendar days from the date of the damage, and neither party shall have terminated this Lease under Subparagraph 19(b) nor have the right to do so, Landlord shall proceed immediately to make such repairs as required by Subparagraph 19(c). This Lease shall not terminate, but Tenant shall be entitled to a proportionate abatement of Annual Basic Rent and rental adjustments payable during the period commencing on the date of the damage and ending on the date the Damaged Property shall be substantially repaired as aforesaid and the Premises shall be delivered to Tenant. If Tenant shall reoccupy a portion of the Premises for the conduct of business before the Damaged Property shall be substantially repaired, Tenant shall pay the Annual Basic Rent and rental adjustments allocable to such reoccupied portion from the date of Tenant's reoccupancy. If the Premises would have been substantially repaired but for delay caused by Tenant Delay (defined below), Annual Basic Rent and rental adjustments shall be payable from the date the Premises would have been substantially repaired but for such Tenant Delay. The extent to which Annual Basic Rent and rental adjustments shall be abated shall be determined by how many of the Rentable Square Feet that make up the Premises shall have been rendered untenantable, unfit or inaccessible for use by Tenant during this period. The Annual Basic Rent and rental adjustments shall not be abated if, through the acts or omissions of Tenant, its subtenant or assignee, or its or their partners, directors, officers, employees, agents or contractors, the Landlord (or any mortgagee or underlying or ground lessor) shall be unable to collect all of the insurance proceeds (including rental insurance) that would otherwise have been payable on account of the casualty; in such case, any abatement shall be limited to rental insurance proceeds actually received. When required by this Paragraph 19, the opinion of Landlord's architect shall be delivered to Tenant within thirty (30) calendar days of the date of damage. As used herein, the term "Tenant Delay" shall mean any delay that Landlord may encounter in the performance of Landlord's construction obligations herein solely or primarily because of any act or omission of Tenant, Tenant's assignees, subtenants, or their respective agents, employees, contractors or representatives, including, without limitation: (i) delay attributable to the postponement of any such construction work at the request of Tenant, or (ii) delay by Tenant in the submission of information or the giving of authorization or approvals required with respect to any such work, or (iii) delay attributable to the failure by Tenant to pay, when due, any amounts required to be paid by Tenant (including any failure on the part of Tenant to deliver Related Insurance Proceeds). No Tenant Delay shall exist unless and until Landlord notifies Tenant of an act or situation which, if uncured, would constitute Tenant Delay, and Tenant fails to cure such act or situation within one (1) full business day from the date of Landlord's notice.

     (b) Termination Rights. If (i) in the opinion of the Landlord's architect, the Damaged Property cannot be repaired within one hundred and eighty (180) calendar days from the date of the damage, or (ii) in the opinion of Landlord's architect, the cost of repair would exceed thirty percent (30%) of the full replacement cost of the Building, either party may terminate this Lease by written notice to the other within sixty (60) calendar days from the date on which the opinion of Landlord's architect shall be delivered to Tenant. Annual Basic Rent and rental adjustments shall be apportioned as of the date of termination and all prepaid Annual Basic Rent and rental adjustments shall be repaid.

     (c) Repaired Damages. In the event neither party shall exercise its option to terminate hereunder or if neither parry has the right to terminate this Lease, Landlord shall, with due diligence after Landlord's collection of substantially all of the insurance proceeds receivable on account of the casualty (including all Related Insurance Proceeds), repair, alter and restore the Damaged Property as a complete architectural unit of substantially the same proportionate usefulness, design and construction as existed ,immediately prior to the date of the damage. In no event shall Landlord be required to expend on such repair, alteration or restoration amounts in excess of the total net insurance proceeds collected and retained by Landlord on account of the casualty.

     (d) Tenant's Second Termination Right. Notwithstanding anything in this Lease to the contrary, if by operation of this Paragraph 19 Landlord shall undertake but fail to repair and restore the Damaged Property as required by the provisions of this Paragraph 19 and/or shall fail to deliver the Premises to Tenant by the, Termination Date, as defined hereinbelow, Tenant may terminate this Lease by written notice to Landlord within thirty (30) days following the Termination Date. In such event, this Lease shall terminate as of the date specified in the notice; Annual Basic Rent and rental adjustments shall be apportioned as of the date of the damage; and Landlord shall repay all prepaid Annual Basic Rent and rental adjustments. The "Termination Date" shall initially be that date one hundred and eighty (180) calendar days from the date of damage; provided that the Termination Date shall be postponed for so long as Landlord shall be delayed in repair and restoration of the Damaged Property by reason of Force Majeure (defined below) or Tenant Delay. All references to the Termination Date shall be to the Termination Date as it may be postponed from time to time. As used herein, "Force Majeure" is hereby defined to include embargo, war, fire, flood, earthquake, epidemic or other calamity, act of God or of the public enemy, governmental act (including, but not restricted to, any government priority, preference, requisition, allocation, interference, restraint or seizure, or the necessity of complying with any governmental order, directive, ruling or request) or by any strike or labor dispute involving Landlord, or any manufacturer, supplier or carrier of the machinery, materials or supplies required hereunder or by reason of any act, omission, or circumstance occasioned by any cause whatsoever not within the control of the Landlord and which Landlord could not, by reasonable diligence, have avoided, which requirement of reasonable diligence shall not be construed as requiring the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties.

     (e) No Damage for Inconvenience. During the course of any repair or restoration of any portion of the Premises or of the Building pursuant to this Paragraph 19, no inconvenience, loss of business or annoyance arising from such repair or restoration shall give rise to any claim or right on the part of Tenant for damages, compensation, or additional rights to terminate this Lease. Landlord shall exert reasonable efforts to make such repair or restoration promptly and in such manner as not to cause any more inconvenience, annoyance or loss of business to Tenant than shall be necessary to Landlord's good faith efforts to fulfill its obligations under this Paragraph 19.

     (f) Uninsured Casualty. Notwithstanding the above, in the event that a peril against which Landlord shall have been uninsured (and was not required to be insured) shall have damaged the Damaged Property to the point where Landlord shall determine, in Landlord's sole discretion, the cost to substantially repair the Damaged Property would exceed five percent (5 %) of the full replacement cost of the Building, or the repair would take longer than one hundred eighty
(180) days, then Landlord shall have the right, at Landlord's sole discretion, to terminate this Lease without being liable to Tenant in any way for any loss, inconvenience or annoyance that Tenant may thereby suffer by delivering to Tenant written notice of such election with ninety (90) days after the date of the damage. If Landlord fails to deliver to Tenant such notice within such ninety (90) day period, Landlord shall be conclusively deemed to have elected not to terminate this Lease, and Landlord shall proceed to repair and restore the Damaged

 Property in accordance with this Paragraph 19.

     (g) Waiver. The provisions of California Civil Code ss. 1932, Subsection 2, and ss. 1933, Subsection 4, are hereby waived by Tenant.

     20. Eminent Domain. In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasipublic purpose by any lawful power or authority by exercise of the right of appropriation, condensation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority by delivering to the other party written notice of such election within thirty (30) days after the possession date. Tenant may assert any claim against the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. Unless this Lease is terminated as provided above, Landlord shall then promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award separately made to Tenant for the taking of personal property and trade fixtures belonging to Tenant or for moving costs incurred by Tenant in relocating Tenant's business. Notwithstanding the foregoing, Landlord shall pay to Tenant that portion of any award that shall be attributable to Tenant Injuries ("Tenant Injuries"), which are hereby defined to be (i) moving expenses of Tenant, and (ii) the taking of as yet unamortized Tenant's Changes which, Tenant shall have the burden of proving, were paid for out of Tenant's own separate and independently identifiable funds. However, Landlord shall not be obligated to make any payments as provided herein to Tenant on account of Tenant Injuries if any of the following conditions shall not have been met: (i) the award must specifically state that a portion of it was given to compensate Tenant Injuries, (ii) the award must specifically state how much of it was given solely and specifically to compensate Tenant Injuries and (iii) the award shall not be subject to the prior lien of any Lender. Landlord shall use all reasonable efforts to assist Tenant to secure from the condemning authority a separate award for Tenant Injuries.

     21. Defaults and Remedies.

     (a) Definition of Default. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

          (i) Abandonment. The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) consecutive days or longer while in default of any provision of this Lease (unless such abandonment is due to casualty covered by Paragraph 19 above).

          (ii) Monetary Default. The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure ss. 1161. Landlord shall invoice Tenant for payments due under this Subparagraph 21(a)(ii) on or before ten (10) days prior to the date on which the payments shall be due. Notwithstanding whether Tenant shall receive an invoice, payments due under this Subparagraph 21(a)(ii) shall be due on the date on which they normally would be due. Notwithstanding the foregoing, Tenant shall still be liable for interest, as provided in Paragraph 30, in the event that Tenant shall fail to make any payments due under this Lease on or by the date on which they are due.

          (iii) Non-Monetary Default. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 21(a)(i) or (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure ss. 1161; provided, further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty-day period and thereafter diligently prosecute such cure to completion.

          (iv) Bankruptcy Matters.

               (1) The making by Tenant of any general assignment for the benefit of creditors;

               (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
          days);

               (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or

               (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

     (b) Landlord's Right to Terminate. In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

          (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (ii) the worth at the time of award of the amounts by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          (iii) the worth at the time of award of the amount by which the unpaid rent for -the balance of the then-existing portion of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     As used in Subparagraphs 21(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 21(b)(iii) ,above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (c) Right to Keep Lease in Effect. In the event of any default by Tenant, at Landlord's option pursuant to California Civil Code ss. 1951.4, or any successor statute thereof, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due, under this Lease, provided that Landlord shall not unreasonably withhold its consent to any proposed assignment of this Lease by Tenant or any proposed subletting by Tenant. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     (d) Right of Re-Entry. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 21(d) shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     (e) Rights in Event of Bankruptcy. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

          (i) "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

               A. the continued payment by Tenant of the Annual Basic Rent and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

               B. the furnishing of a security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

          (ii) "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of a Security Deposit in the amount of three (3) times the then current monthly Annual Basic Rent payable hereunder.

          (iii) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

          (iv) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent,' shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

          (v) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Annual Basic Rent and other rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

          (vi) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (A) the name and address of such person or entity, (B) all of the terms and conditions of such offer, and (C) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          (vii) To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e)
     (2) of the Bankruptcy Code.

     (f) Rights Cumulative. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring
Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

     22. Assignment and Subletting.

     (a) Generally. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (other than an Affiliated Company) to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent, given or withheld in accordance with this Paragraph 22. Any other assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purposes hereof, hi the event Tenant is a partnership, a withdrawal or change of partners owning more than a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its stock, shall constitute a voluntary assignment and shall be subject to these provisions (the foregoing shall not apply to the sale of shares of Tenant effected through the "over-the-counter" market or through any nationally recognized stock exchange provided that such transfer is made for good business purpose and not to circumvent the need for Landlord's consent). No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's prior consent, but with at least fifteen (15) days' advance written notice to Landlord specifying in reasonable detail the transaction in question and, to sublease all or a portion of the Premises to, or assign Tenant's interest in this Lease to, an Affiliated Company, provided that no such assignment or sublease shall release Tenant from its obligations hereunder, and provided further that all other terms and conditions of this Paragraph 22 must be complied with in any such assignment or subletting.

     (b) Procedure.

          (i) Preliminary Notice. If, at any time during the Term, Tenant determines that it desires to assign its interest in the Lease (other than to an Affiliated Company) or to sublease (A) approximately fifty percent (50%) or more of the Rentable Square Feet on the seventeenth (17th) floor of the Building or (B) substantially all of any other floor within the Premises (except, in each case for subleases to Affiliated Companies), for a term that is substantially the remainder of the Term, then, before Tenant commences its marketing efforts, Tenant shall send a notice to Landlord ("Preliminary Notice") describing the space which Tenant desires to so assign or sublease and the proposed effective date of such assignment or sublease, which effective date shall be no earlier than ninety (90) days following the date of delivery of the Preliminary Notice. Landlord shall have the right, within thirty (30) days following Tenant's delivery of the Preliminary Notice, in which to elect to recapture the portion of the Premises, that is the subject of the Preliminary Notice, effective as of the proposed effective date of such subleasing or assignment as set forth in the Preliminary Notice ("Recapture Effective Date"). If Landlord exercises such right to recapture, Landlord shall promptly deliver to Tenant an amendment to this Lease pursuant to which, as of the Recapture Effective Date, the portion of the Premises that is the subject of the Preliminary Notice shall be removed from the Premises, and the Annual Basic Rent and Tenant's Percentage shall be appropriately adjusted to account for such removal and Tenant shall have no further liability or obligation with respect to the portion of the Premises recaptured by Landlord. In such event, on or prior to the Recapture Effective Date, Tenant shall vacate such portion of the Premises, leaving the same broom-clean and free of Tenant's personal property, moveable equipment and personnel, and shall construct such demising walls and code-required improvements, corridors, etc., as may be necessary to effect the separation of the portion of the Premises to be recaptured from the remainder of the Premises to be retained by Tenant. If, however, Landlord either elects not to exercise its right to recapture as set forth herein, or fails to timely notify Tenant of its election, Landlord shall be deemed to have waived its right to recapture the portion of the Premises that is the subject of the Preliminary Notice, and Tenant shall be free

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


     thereafter, for a period of three hundred sixty-five (365) days from the date of delivery of the Preliminary Notice, to assign or sublease the subject portion of the Premises in accordance with the procedures set forth in Subparagraph 22(b)(ii) below. If, following such three hundred sixty-five (365) day period, Tenant has not entered into a sublease or assignment transaction for the subject portion of the Premises, Landlord's right under this Subparagraph 22(b)(i) shall again be applicable.

          (ii) Approval/Disapproval. If, following Landlord's waiver or deemed waiver of the recapture rights described in Subparagraph 22(b)(i) above, or if Tenant intends to engage in a sublease transaction requiring Landlord's consent, but not meeting the requirements set forth above which are necessary to give rise to Landlord's recapture option, Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease, including in such notice the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the terms of, the proposed assignment or subletting. Landlord shall, within thirty (30) days of receipt of such written notice, and of such additional information as may be requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

               (A) Consent to such proposed assignment, encumbrance or sublease; or

               (B) Refuse such consent, which refusal shall be on reasonable grounds.

     (c) Proceeds. In the event that Landlord shall consent to a sublease or assignment under the provisions of this Paragraph 22, Tenant shall pay
Landlord's reasonable processing costs and attorneys' fees incurred in giving such consent. If for any assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt which exceeds all reasonable costs associated with such sublease or assignment including without limitation unamortized tenant improvements, brokerage commissions and legal costs. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligations under this Lease except as may be otherwise expressly provided in this Paragraph 22. Occupancy of all or part of the Premises by an Affiliated Company shall not be deemed an assignment or subletting.

     23. Subordination. Subject to the condition that Tenant receives a non-disturbance agreement as set forth below, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Site or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, Site, ground leases, or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, s to and become the Tenant of the successor in interest to Landlord and Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default beyond applicable cure periods and so long as Tenant shall pay the rent and all other amounts required to be paid to Landlord pursuant to the terms hereof and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms. As a condition of subordination, Landlord shall deliver to Tenant a non-disturbance agreement on Landlord's lender's (or ground lessor's) standard form (which non-disturbance agreement will not materially increase the obligations of Tenant hereunder or materially reduce the rights of Tenant hereunder), executed and acknowledged by such lender (or ground lessor) (and, if required by such lender or ground lessor, by Landlord), for Tenant's execution, Tenant shall have the right of reasonable approval ,of the terms and provisions of the non-disturbance agreement with the Lender, and Landlord will reimburse Tenant for its actual reasonable out-of-pocket attorneys' fees in the review of such agreement. Additionally, concurrently with the mutual execution of this Lease, Landlord shall deliver to Tenant, for Tenant's execution and acknowledgment, a Subordination of Deed of Trust in the form of Exhibit D attached hereto, executed and acknowledged by Prentiss. Subject to the foregoing terms, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Tenant, any documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust so long as such subordination and the documents do not materially increase the obligations of Tenant hereunder or materially reduce Tenant's rights under this Lease. Should Tenant fail to sign and return any such documents within ten (10) business days of receipt, Landlord may submit a notice to Tenant, specifying, in bold face print at the top of the notice and on the envelope containing such notice: "NOTE: SECOND NOTICE DELIVERED PURSUANT TO PARAGRAPH 23 OF LEASE FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS MAY RESULT IN DEFAULT UNDER LEASE'. If, within five (5) business days following delivery of such second (2nd) notice, Tenant fails to sign and return such documents, Tenant shall be in default hereunder and shall additionally indemnify, defend, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability arising out of such failure to timely execute and deliver such document.

     24. Estoppel Certificate.

     (a) Generally. Within twenty (20) days following any written request which a party may make from time to time, the other party shall execute and deliver to the requesting party a statement certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in such statement; and (v) such other matters as may be reasonably requested by the requesting party. Landlord and Tenant intend that any statement delivered by Tenant pursuant to this Paragraph 25 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein, and any such statement delivered by Landlord may be relied upon by any lender, assignee or subtenant of Tenant.

     (b) Failure to Provide. A party's failure to deliver such statement within such time shall be conclusive upon such parry (i) that this Lease is in full force and effect, without modification except as may be represented by the other party, (ii) that there are no uncured defaults in the other party's performance, and (iii) that not more than one (1) month's rental has been paid in advance. Should Tenant fail to deliver said statement to Landlord within twenty (20) days of receipt, Landlord may submit a second (2nd) notice to Tenant, specifying, in bold face print at the top of the notice and on the envelope containing such notice, the following: "NOTE: SECOND NOTICE DELIVERED PURSUANT TO PARAGRAPH 24(b) OF LEASE - FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS. MAY RESULT IN DEFAULT UNDER LEASE". If, within five (5) business days following delivery of such second (2nd) notice, Tenant fails to sign and deliver to Landlord the certificate required hereunder, such failure shall constitute a default under this Lease, hereunder and shall additionally indemnify, defend, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability arising out of such failure to timely execute and deliver such document. Should Landlord fail to deliver any certificate required under this Paragraph 24 within twenty (20) days of receipt, Tenant shall have the right to submit a second (2nd) notice to Landlord, special in bold face print at the top of the notice and on the envelope containing such notice, the following: "NOTE: SECOND NOTICE DELIVERED PURSUANT TO THE PROVISIONS OF SUBPARAGRAPH 24(b) OF LEASE FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS WELL RESULT IN DEEMED APPROVAL OF CERTIFICATE." If, within five (5) business days following delivery of such second (2nd) notice, Landlord fails to deliver to Tenant an executed estoppel certificate as required under this Paragraph 24, then the terms conditions and statements set forth in the certificate submitted by Tenant may be relied upon as being true and correct by any third-party lender, assignee or subtenant of Tenant.

     25. Rules and Regulations. Tenant shall faithfully observe and comply with the Rules and Regulations, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

     26. Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     27. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall insure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     28. Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

     29. Professional Fees. If either party should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including without limitations actual professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have occurred on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     30. Performance by Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent, except as expressly provided elsewhere in this Lease. If tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure periods following notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease; provided, however, that if, in Landlord's reasonable, good faith judgment, such failure on the part of Tenant may, if the same persists, constitutes an emergency, a threat to other persons or property, or would result in substantially greater loss (either financial or with respect to damaged property), the grace period provided for hereunder before Landlord shall have the right to exercise its rights as set forth above shall be two (2) business days. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Interest Rate, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the rent. Therefore, if any monthly installment of Annual Basic Rent or any other payment due hereunder is not received by Landlord by the date when due, it shall bear interest at the interest Rate from the date on which it is due until the date on which it is paid regardless of whether or not a notice of default or notice of termination has been given by Landlord.

     31. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished in writing to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should provide necessary to effect a cure.

     32. Definition of Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of the Site. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this I-ease thereafter to be performed provided that the transferee shall have assumed and agreed in writing to observe and perform any and all obligations of Landlord hereunder during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. However, Tenant shall not be required to recognize Landlord's successor unless and until it receives written notice from Landlord of the transfer.

     33. Waiver. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of a party to insist upon the performance by the other in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     34. Identification. If more than one person executes this Lease as Landlord or Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by the party on behalf of when they execute this Lease, and (b) the term "Tenant" and "Landlord" as applicable, as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Landlord or Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     35. Parking.

     (a) Valet Spaces. Tenant shall have the right to lease up to a certain maximum number of parking spaces ("Maximum Number") in the Building ("Valet Spaces") equal to the total number of spaces ,.in the Building's parking garage ("Garage") multiplied by Tenant's Percentage. The Maximum Number as of the Commencement Date is hereby defined to be 147 (i.e., 1 space per 1,000 Rentable Square Feet leased).

     (b) Adjustment of Quantity of Spaces Leased. For each year, Tenant shall have the option ("Quantity Increase Option") of leasing more or fewer Valet Spaces in the Building than previously leased by Tenant, but in no event more than the then-applicable Maximum Number, as provided herein. Tenant may only increase the number of Valet Spaces it shall lease by a maximum of ten (10)
Valet Spaces per year and the number of Valet Spaces leased by Tenant may be increased only once each calendar year. Tenant shall exercise the Quantity Increase Option by notifying Landlord in writing on or before ninety (90) days prior to the date on which Tenant shall wish to increase the number of Valet Spaces that Tenant shall lease. Tenant may decrease the number of Valet Spaces leased by Tenant as often as monthly with sixty (60) days' advance written notice to Landlord. Except for Valet Space leases commenced or terminated pursuant to this Paragraph, all Valet Space leases shall commence on the Commencement Date and shall be coterminous with the expiration of the Term.

     (c) Parking Fee. Tenant shall pay as a monthly parking fee ("Parking Fee") for all Valet Spaces it shall lease during the Term, either (i) 80% of the market rate that Landlord reasonably determines is applicable to Valet Spaces for comparable buildings in the Comparison Area or (ii) if and only if the calculation in clause (i) above cannot be made due to the lack of Valet Space rates in such comparable buildings to be used for comparison purposes, one hundred percent (100%) of the market rate for non-valet spaces that Landlord reasonably determines is applicable for comparable buildings within the Comparison Area. Said Parking Fee shall be subject to change from time to time; provided that (i) Landlord must give Tenant at least sixty (60) days advance written notice of any adjustment in the Parking Fee together with an analysis of the rates charged by comparable office buildings in the Comparison Area for similar services, if applicable, and (ii) Landlord may not so adjust the Parking Fee payable by Tenant more than twice in any calendar year. Tenant shall also pay eighty percent (80%) of the Building's then current charge for parking validations for Tenant's customers and invitees. The Parking Fee for Valet Spaces shall be deemed additional rent which shall be due on the first day of every month. If Tenant shall fail to pay any Parking Fee by the first day of the month, such unpaid sums shall bear interest at the Interest Rate.

     (d) Valet Operations, Quality of Service. All Valet Spaces shall be run as valet parking, and subject to the provisions set forth below, Landlord shall have the right to determine the manner in which said valet parking service shall be run. Notwithstanding the foregoing, Tenant shall have the right, upon reasonable advance written notice to Landlord, to review Landlord's established standards for Garage operation and management, including service performance and costs. If Tenant, in good faith, is unsatisfied with the manner of operations of the Garage and/or the service provided, Tenant may notify Landlord of such dissatisfaction, specifying in such notice in reasonable detail the nature of such dissatisfaction. If, at any time during any twelve (12) calendar month period, Tenant so notifies Landlord on two (2) or more occasions of Tenant's dissatisfaction with respect to a particular aspect of the. operations or management of, or services afforded in, the Garage and the problem which was specified as the basis for Tenant's dissatisfaction is not cured or otherwise alleviated to Tenant's reasonable satisfaction within a reasonable time period after such second (2nd) notice, Tenant may, upon reasonable advance

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


written notice to Landlord, (i) require a "three party" meeting among Tenant, Landlord and representatives of Landlord's Garage operator, in which event such parties shall meet promptly in a diligent, good faith effort to resolve any performance issues specified by Tenant or (ii) if Tenant reasonably determines that the level of service or specifications for operations of the Garage is below the applicable standards for comparable parking facilities provided in comparable buildings in the Comparison ,Area, Tenant may require that Landlord replace the then-existing Garage operator, in which event Landlord, subject to the terms and provisions of Landlord's then-existing contract with such Garage operator, shall use reasonable efforts to effect the replacement of the then-existing Building Garage operator with a replacement Garage operator. Tenant shall not ask to have parked in the Building any vehicles other than automobiles, vans, motor driven or non-motor driven bicycles and fourwheeled trucks.

     (e) Non-Valet Spaces. Notwithstanding the foregoing, Tenant shall have the right, as part of the Maximum Number, to lease up to ten (10) non-valet spaces ("Non-Valet Spaces"). Non-Valet Spaces shall be reserved parking spaces on the first floor of the parking levels into which Tenant may drive its vehicles directly without the help of one of the Building's parking valets. In addition to the Non-Valet Spaces provided pursuant to the immediately preceding provisions of this Subparagraph 35(e), Landlord will provide an additional five
(5) Non-Valet Spaces on the first floor parking level of the Garage for use by designated employees of Tenant who arrive in the Garage prior to the arrival of the employees of the Garage operator; such spaces shall be located near the Garage entry. With respect to such additional five (5) Non-Valet Spaces, Tenant acknowledges that the Garage operator may legitimately need to move one or more of the vehicles parked in such spaces during the course of any business day in order to facilitate the Garage operator's valet operations within the Garage; accordingly, Tenant agrees to use reasonable, good faith efforts to cooperate with Landlord and the Garage operator (and to cause Tenant's employees utilizing such five (5) spaces to similarly cooperate), in an effort to reach a mutually agreeable arrangement as to a procedure whereby the Garage operator will have access to the ignition keys to vehicles parked in such five (5) additional Non-Valet Spaces, in order that such vehicles may be moved during the course of a business day. Landlord shall have the sole authority from time to time to designate which parking spaces on the first (lst) floor of the parking levels shall be Non-Valet Spaces, which designation Landlord shall communicate to Tenant in writing. Tenant's right to have Non-Valet Spaces shall not be assigned without the prior written consent of Landlord, not to be unreasonably withheld, conditioned or delayed. Tenant shall pay Landlord's then-current market rental rate, which shall be reasonably consistent with the rates for non-valet parking charged by other first-class buildings within the Comparison Area, for such Non-Valet Spaces.

     (f) Prohibited Activities. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers or shippers to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Subparagraph 35(f), then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

     (g) Effect of Right to Surrender. If Tenant exercises the Right to Surrender pursuant to the provisions of Paragraph 52 below, then, effective as of the applicable Surrender Date (defined below), the Maximum Number shall be reduced to reflect a ratio of one (1) space per one thousand (1,000) Rentable Square Feet in the Premises, subject to Tenant's right to confirm Landlord's measurement.

     36. Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     37. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or ,otherwise until execution by and delivery to both Landlord and Tenant.

     38. Time. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

     39. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written express or implied, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not incorporated herein.

     40. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     41. Recording. Tenant may record a short form memorandum of this Lease without the consent of Landlord, and Landlord shall execute and acknowledge the short form Memorandum of Lease upon request of Tenant.

     42. Limitation on Liability. The respective obligations of Landlord and Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Tenant, as the case may be, and neither party shall seek recourse against the individual partners, directors, officers or shareholders of the other party or any of their personal assets for satisfaction of any liability in respect to this Lease.

     43. Riders. Exhibits, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

     44. Auctions. Tenant shall not conduct any auction upon the Premises or the Building without Landlord's prior written consent.

     45. Modification for Lender. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder. In the event any lender shall wish to modify any of Tenant's rights, as provided by this Paragraph 45, Tenant shall have the right to participate in any meetings that Landlord may have with any lenders where a modification of Tenant's rights shall be discussed.

     46. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

     47. Financial Statements. At any time during the Term, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with Tenant's most recent financial statement and annual financial statements of the two (2) prior years. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     48. Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

     49. Tenant as Corporation. If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf.

     50. Laws. Any and all rights granted Tenant in this Lease, including, but not necessarily limited to, the rights granted Tenant in connection with Rooftop Signs (as defined below), the TE (as defined below), and Secured Areas (as defined below), shall be subject to all federal, state and municipal laws, rules and regulations now in effect or as they may be amended or altered from time to time ("Law"), and in particular such of the Law as may relate to fire safety and police protection. Tenant agrees to comply fully and completely with the Law at all times that this Lease shall be in effect (the foregoing shall not be construed as a waiver of Tenant's right, if any, to contest the validity or application of any such Law), which compliance shall include, if required by the Law, altering or removing, at Tenant's expense, the Rooftop Signs and TE and restoring the Building to the same condition as it was in before Tenant shall have constructed the alterations or additions referred to herein.

     51. Lease Restriction. Landlord hereby covenants not to lease any space on the ground floor of the Building to any Financial Institution (defined below). Additionally, if Landlord leases space in the Building above the ground floor to a Financial Institution, Landlord will not provide such Financial Institution with exterior Building signage or with prominent ground floor lobby signage (other than Building-standard signage identifying such Financial Institution on the Building's lobby directory). "Financial Institution" shall mean an insured depository institution or other business engaged in the distribution or sale to consumers of products with financial, savings, insurance, investment or lending characteristics either directly or indirectly, through any mechanism for delivery of such products, including but not limited to the use of branches or automated teller machines, telephone, video screens or any other remote technologies. The term "Financial Institution" shall include but not be limited to a stock brokerage company, savings and loan association, savings bank, commercial bank (whether national or state chartered), credit union or other financial institution or company engaged in the business of accepting savings, checking or other deposits, selling proprietary or non-proprietary mutual funds or insurance, or engaging in mortgage, consumer or commercial lending, or any other financially related activity permitted by the Office of Thrift Super-vision or any state or Federal regulatory agency or authority.

     52. Right to Surrender Space.

     (a) Generally. Subject to the terms and provisions of this Paragraph 52, Tenant shall have the right to surrender (the "Right to Surrender") to Landlord the entire tenth (10th), eighth (8th) and, seventh (7th) floor(s) (each, a "Surrender Floor"), in the manner, and pursuant to the schedule, described below.

     (b) Exercise of Right to Surrender. Tenant may surrender a Surrender Floor, effective as of January 1, 2002, January 1, 2003 and/or January 1, 2004 (each, a "Surrender Date"), provided that Tenant delivers to Landlord irrevocable notice of Tenant's election to exercise the Right to Surrender at least eighteen (18) months prior to the applicable Surrender Date (the "Outside Surrender Notice Date"). If Tenant fails to deliver a Surrender Notice on or before the applicable Outside Surrender Notice Date, Landlord shall notify Tenant of Tenant's failure to so timely deliver a Surrender Notice; if Tenant fails to deliver a Surrender Notice within five (5) business days following Landlord's delivery of such notice to Tenant, Tenant shall irrevocably be deemed to have waived its right to exercise the Right to Surrender with respect to the applicable Surrender Date.

     (c) Effect of Exercise. If Tenant timely exercises a Right to Surrender, Landlord shall promptly deliver to Tenant an amendment to this Lease, setting forth the fact that Tenant has so exercised the Right to Surrender and removing from the Premises, effective as of the later to occur of (i) the applicable Surrender Date and (ii) the date upon which Tenant actually vacates the applicable Surrender Floor, leaving the same in "broom-clean" condition, free of Tenant's personal property, equipment, furniture and personnel. If Tenant fails to execute such amendment within thirty (30) days following Landlord's delivery of the same to Tenant, Landlord may submit a notice to Tenant, specifying in bold face print at the top of the notice and on the envelope containing such notice, the following: "NOTE: SECOND NOTICE DELIVERED PURSUANT TO THE PROVISIONS OF SUBPARAGRAPH 52(c)-FAILURE TO EXECUTE AND DELIVER LEASE AMENDMENT WITHIN FIVE
(5) BUSINESS DAYS MAY RESULT IN NULLIFICATION OF EXERCISE OF RIGHT TO SURRENDER." If, within five (5) business days following delivery of such notice, Tenant fails to execute such amendment and deliver the same to Landlord, then, at Landlord's option, Tenant's exercise of the Right to Surrender shall be null and void and of no further force or effect.

     (d) Progression of Floors Subject to Right to Surrender. If Tenant exercises the Right to Surrender, Tenant must first exercise such right with respect to the tenth (10th) floor of the Building, If, following Tenant's exercise of the Right to Surrender with respect to the tenth (10th) floor of the Building, if Tenant subsequently exercises the Right to Surrender, such subsequent exercise must be with respect to the eighth (8th) floor of the Building. Any other, subsequent exercise of the Right to Surrender must be with respect to the seventh (7th) floor of the Building.

     (e) Effect of Default. Notwithstanding anything to the contrary contained in this Paragraph 52, if Tenant is in default beyond applicable cure periods under this Lease, at the time of Tenant's exercise of the Right to Surrender, at Landlord's option, Tenant's exercise of the Right to Surrender shall be null and void and of no further force or effect.

     53. Right to Relocate Tenth (10th) Floor.

     (a) Generally. Landlord shall have the right, at any time during the Term to substitute the entire ninth (9th) floor of the Building for the tenth (10th) floor of the Building, in accordance with the ,terms and provisions of this Paragraph 56 ("Relocation Right").

     (b) Exercise of Relocation Right. If Landlord desires to exercise the Relocation Right, Landlord shall give Tenant at least one hundred eighty (180) days' prior written notice ("Relocation Notice") thereof. If Landlord exercises the Relocation Right, then as of the date (the "Relocation Date") that is the later to occur of (i) the projected date of relocation specified in the Relocation Notice and (ii) the first (lst) Monday that is at least sixty (60) days following the date that Landlord substantially completes the improvements to the ninth (9th) floor described in Paragraph 53(c) below (such sixty (60) day period [the "Fixturing and Move Period"] to be used by Tenant for the installation of cabling and otherwise making the ninth (9th) floor ready for, and the installing of, Tenant's equipment, modular furniture and moveable property), (A) the "Premises" shall include the ninth (9th) floor of the Building and the tenth (10th) floor of the Building shall no longer be deemed to be a portion of the Premises hereunder, and all the terms, covenants, conditions, provisions and agreements of this Lease, including agreements to pay rent (as well as Tenant's right to exercise the Right to Surrender to the extent previously applicable to the tenth (10th) floor), shall continue in full force and effect and shall apply to the portion of the Premises located on the ninth
(9th) floor, and (B) Tenant shall move from the portion of the Premises located on the tenth (10th) floor of the Building to the ninth (9th) floor of the Building, and shall vacate and surrender possession to Landlord of such portion of the Premises located on the tenth (10th) floor, broom-clean and free of Tenant's personnel, equipment and property. On or about the Relocation Date, Landlord shall deliver to Tenant an amendment to this Lease, setting forth the fact that Landlord has exercised the Relocation Right and removing from the Premises, effective as of the Relocation Date, the portion of the Premises located on the tenth (10th) floor, and concurrently adding to the Premises, the entire ninth (9th) floor of the Building.

     (c) Improvement of Ninth (9th) Floor. If Landlord exercises the Relocation Right, Landlord shall, prior to the commencement of the Fixturing and Move Period, at Landlord's sole cost and expense, improve the ninth (9th) floor of the Building in substantially the same manner as the tenth (10th) floor of the Building has, as of such date, been improved, including similar quality, layout and design (the commercial availability of like or similar materials shall be taken into account in such case, such that Landlord shall not be required to duplicate materials or finishes which are no longer readily available, on the market, but may instead, with Tenant's consent [not to be unreasonably withheld, conditioned or delayed] substitute reasonable substitution materials or finishes). Tenant, in good faith, shall diligently cooperate with Landlord in the review and approval of all designs for the proposed improvements to the ninth (9th) floor, in an effort to facilitate the efficient design and construction of such improvements. After the substantial completion of such ninth (9th) floor improvements and issuance of a certificate of occupancy from the City of Oakland, and prior to the commencement of the Fixturing and Move Period, and, once again within ten (10) business days following Tenant's occupancy of the ninth (9th) floor of the Building, Landlord and Tenant, or their designated representatives, shall tour the ninth (9th) floor of the Building, together with a representative of Landlord's general contractor performing the improvements to the ninth (9th) floor, to establish a list of uncompleted items of construction (the "Relocation Punch List"). Upon the establishment of each Relocation Punch List, Landlord shall cause Landlord's contractor to complete all items shown on the Relocation Punch List as soon as reasonably possible; such work shall be performed, whenever reasonably possible, after hours or during weekends, so as to cause the least possible disturbance to Tenant's occupancy in the use of the ninth (9th) floor of the Building.

     (d) Landlord's Reimbursement. If Landlord exercises the Right to Relocate, Landlord shall reimburse Tenant for all direct and indirect costs of whatever kind or nature incurred by Tenant and reasonably related to Landlord's exercise of the Relocation Right. Prior to the Relocation Date, Tenant shall submit to Landlord a budget, in reasonable detail, identifying those costs and expenses which ,Tenant, in good faith, expects to incur as a result of Landlord's exercise of the Relocation Right; Landlord shall review and approve such budget (such approval not to be unreasonably withheld, conditioned or delayed), and, to the extent Landlord reasonably questions any line-item expenses in, or the calculation of budgeted amounts contained in, such estimate, Landlord shall specify such concerns in reasonable detail in writing to Tenant. Promptly following the receipt of any such notice from Landlord, Tenant shall meet with Landlord in a good faith, diligent effort to arrive at an accurate estimate of the cost to be incurred by Tenant as a result of Landlord's exercise of the Relocation Right. If and to the extent that the parties reach agreement as to the budget, Landlord shall, promptly following receipt of any invoices from Tenant for costs included within such approved budget, pay the amounts showing in such invoices. The provisions set forth above regarding the preparation of an approved budget of Tenant's cost shall not be deemed to preclude Tenant from reasonably incurring additional costs of a type, or in an amount, not contained within such budget, provided that such costs are reasonably related to the exercise by Landlord of the Relocation Right, but rather, are provided for the purposes of allowing Landlord to accurately budget for, and fund Landlord's expenses related to such relocation.

     (e) Tenant's  Failure to  Relocate,  If Tenant fails to move into the ninth
(9th) floor during the Fixturing and Move Period and Tenant continues to occupy the portion of the Premises located on the tenth (10th) floor after the Fixturing and Move Period, then thereafter, during the period of such occupancy, Tenant shall pay Annual Basic Rent for the tenth (10di) floor at the rate specified in Paragraph 9 above.

     (f) Landlord's Delay in Relocation. If, following Landlord's exercise of the Relocation Right, Landlord desires to delay the commencement of the Fixturing and Move Period, Landlord must deliver written notice to Tenant of such delay, and the new date of commencement of the Fixturing and Move Period, as specified in such notice, which must be at least thirty (30) days following the date of delivery of such notice. Additionally, if Landlord so notifies Tenant of a delay in the commencement of the Fixturing and Move Period, the parties hereby acknowledge that Tenant may incur additional costs associated with such delay. Accordingly, in the event of such delay, Landlord shall promptly pay all of Tenant's costs of any kind or nature reasonably related to such delay upon receipt of invoices therefor.

     (g) Expiration of Relocation Right. If Landlord exercises the Relocation Right and the commencement of the Fixturing and Move Period does not occur within one (1) year following the date of delivery of the Relocation Notice, Landlord's exercise of the Relocation Right shall be null and void and of no further force or effect and Tenant shall have no obligation to relocate to the ninth (9th) floor, provided that Landlord shall remain obligated to reimburse Tenant for direct and indirect costs associated with Landlord's exercise of the Relocation Right.

     54. Mid-Term Refurbishment Allowance. Landlord shall provide to Tenant a refurbishment allowance, which may, at Tenant's option, be applied towards the cost of alterations or improvements to the Premises in the amount of Seven Hundred Thirty-Five Thousand and no/100 Dollars ($735,000.00) (the "Refurbishment Allowance") on or before January 1, 2003. If, Landlord has failed to provide Tenant with all or any portion of the Refurbishment Allowance by March 31, 2003, Tenant shall have the right, to be exercised by irrevocable written notice to Landlord, to offset against Annual Basic Rent payable hereunder the amount of One Hundred Eighty-Three Thousand Seven Hundred Fifty and no/100 Dollars ($183,750.00), applicable to the Annual Basic Rent payable for the months of May, June, July and August of 2003.

     55. Signage.

     (a) Rooftop Signs. Subject to the provisions of this Paragraph 55, Tenant shall have the exclusive right to erect a sign or signs on the top of the Building ("Rooftop Signs"). Tenant shall, however, have no right to erect any Rooftop Signs on the South side of the Building. Tenant shall bear all the costs associated with any Rooftop Signs that Tenant shall decide to erect or may have previously erected. The design of all Rooftop Signs, including their aesthetic character, shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. No sign other than Tenant's Rooftop Signs shall be erected on the top of the Building without the prior written consent of Tenant.

     (b) Ground Floor Tenant's Signage. All interior and exterior signage belonging to a ground floor tenant of the Building shall be subject to Tenant's prior written approval, not to be unreasonably withheld. Tenant recognizes that a ground floor tenant will probably have some signage on the outside of the Building, and Tenant hereby agrees not to withhold unreasonably its approval of this, or of any other, sort of signage belonging to a tenant on the ground floor of the Building.

     (c) Name Change. In the event that World Savings and Loan Association shall change its name, World Savings and Loan Association shall have the right, at its sole expense, to change the name and exterior and interior signage of the Building so as to reflect its new name; provided that any changes in the name and exterior signage of the Building shall not materially differ from the original design for Landlord Signage (i.e., signage used by Landlord in ground floor lobby area, parking area, loading dock area and on the Building exterior) that shall be presented to and approved by Tenant.

     (d) Landlord Signage. Tenant shall have reasonable approval of any proposed material changes to Landlord Signage (except for the parking area and the loading dock area).

Notwithstanding the foregoing, Landlord shall not be required to submit to Tenant for Tenant's approval, or to consult with Tenant regarding, the design of any signage that Landlord or a tenant other then Tenant may wish to install on the interior of a Multi-Tenant Floor in the Building, the design and installation costs of which shall be the sole responsibility of Landlord or of that other tenant. Tenant shall likewise be free to install any signage Tenant may wish to install on the interior of a Single Tenant Floor ("Tenant Signage I"), the design and installation costs of which shall be the sole responsibility of Tenant. Except where otherwise provided above, Tenant shall have no right to install or display any sign, placard, picture, advertisement, name or notice on any part of the outside or on the inside (visible from the exterior or in the first floor lobby of the Building) of the Building without the prior written consent of Landlord ("Tenant Signage II"). All Tenant Signage H shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord, using materials approved by Landlord and in a style and format reasonably approved by Landlord.

     (e) Tenant's Obligations Upon Termination. Upon the termination of the Lease, Tenant shall remove, at Tenant's expense, all Rooftop Signs, Tenant Signage I and Tenant Signage II (collectively "Tenant's Signs") and restore the Building and Premises to the condition they were in before Tenant installed Tenant's Signs. If Tenant shall fail to remove Tenant's Signs and restore the Building and Premises to their former condition, Landlord shall have the right, at Tenant's expense, to remove Tenant's Signs and to restore the Building and Premises to their former condition.

     56. Telecommunications.

     (a) Generally. Subject to the provisions of this Paragraph 56, Tenant shall have the right to erect telecommunications transmission and reception facilities and equipment ("TE") on the roof of the ,Building. Landlord acknowledges that, pursuant to the provisions of the Prior Lease, Tenant has previously erected certain TE on the Building which Landlord has approved; such TE shall be governed by the provisions of this Paragraph 56. Tenant shall submit its plans for changes to or for additional TE to Landlord for Landlord's prior written approval before Tenant shall make any changes to or erect additional TE. Landlord shall not unreasonably withhold, condition or delay its approval, but Landlord may withhold its approval if Landlord shall determine that such changes to or additional TE, if built as Tenant proposes, would either pose a structural threat to the Building or have an adverse aesthetic impact thereupon, which determination of adverse aesthetic impact shall be based solely on the aesthetic impact the proposed changes to or additional TE would have on the Building without any special consideration being given to the aesthetic impact it would have on any other particular buildings in the area. Tenant agrees that the design of TE, both before and after it shall be built, shall be subject to such reasonable aesthetic controls as Landlord may deem it appropriate to impose. Subject to the provisions of this Paragraph 56(a), Landlord and Tenant agree that each of them shall make every reasonable effort to insure that TE shall be built in the event that Tenant shall decide that it wants to change or erect additional TE.

     (b) Limitations. If TE shall be built, it shall be used solely and exclusively by Tenant only for such purposes as a financial institution of like kind as Tenant would use TE for in the course of its normal business dealings. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the roof or exterior walls of the Building other than TE. Tenant shall not operate TE so as to interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

     (c) Costs; Tenant's Obligations U]Upon Termination. All costs associated with the (resign, installation and maintenance of TE, including all of Landlord's reasonable out-of-pocket costs incurred in reviewing plans submitted to it for its approval, shall be the sole responsibility of Tenant. Upon the termination of this Lease, Tenant shall remove TE and restore the Building to the condition that it was in before TE was installed. If Tenant shall fail to remove TE and restore the Building to its former condition to Landlord's satisfaction, Landlord shall have the right, at Tenant's expense, to cause this work to be done.

     57. Building Security.

     (a) Central Console; Access. Landlord shall provide security for the Building as follows: security manpower shall consist of one (1) position, staffed on a twenty-four (24) hour basis, every day. There shall be a central console (the "Central Console") in the main floor lobby area. The Central
,Console shall be connected to, and continuously display data from, the following closed circuit TV cameras: one in the loading dock area, one in the freight elevator, one at the entrance to the Building's below-grade parking area, and one at the main floor exit within each of the Building's two fire stairs. The Central Console shall also be connected to motion detectors in both fire stairs between the main and second floors and shall control, subject to the permission of the appropriate authorities, temporary egress restriction devices attached to the main floor exits for both fire stairs. Access to and egress from the Building and the Building's parking areas during such off hours ("Off Hours") as Landlord may from time to time specify in writing shall be by a "card key" system, which system shall have, at a minimum, an access/no-access reader at the Central Console and card key controllers in each of two (2) passenger elevators.

     (b) Keys.

          (i) Tenant shall not alter any lock or install any new or additional locks or bolts in the Premises except for such locks or bolts as Tenant may decide to install in order to restrict access to certain limited areas ("Secured Areas") in the Premises which Tenant may reasonably conclude require an extraordinary level of protection and security. Tenant shall from time to time identify to Landlord in writing what areas it shall intend to convert to Secured Areas, which areas may, but not necessarily shall, be the areas around Tenant's federal reserve terminal, Tenant's main computer, and the like. Landlord hereby agrees that for so long as Tenant or an Affiliated Company shall occupy space in the Building pursuant to this Lease (A) Tenant shall be the only one to have keys ("Tenant Keys") to the Secured Areas and (B) no one, including Landlord, shall enter the Secured Areas except upon Tenant's invitation and accompanied by a duly authorized representative of Tenant. Notwithstanding the above, Tenant shall cause to be delivered to Landlord all Tenant Keys that Tenant or an Affiliated Company shall have had in its possession as soon as Tenant or an Affiliated Company shall cease to occupy space in the Building pursuant to this Lease.

          (ii) Tenant shall bear the responsibility for all reasonable costs that Landlord may incur, whether during the Term or at the termination thereof, as a result of Tenant's having lost any Tenant Keys. Tenant also hereby agrees to assume full liability and to indemnify Landlord and to hold Landlord harmless ("Secured Area Indemnity Promise") in the event that Landlord or any other tenant in the Building shall suffer loss or damage of any kind whatsoever or in the event that the Building itself shall suffer loss or damage of any kind whatsoever as a result of Tenant's having established Secured Areas for which Landlord shall have no key and to which Landlord cannot gain access except upon being invited and escorted by Tenant. Tenant hereby acknowledges that Landlord would not have agreed to Tenant's being able to establish Secured Areas in the Premises without having received the Secured Area Indemnity Promise as consideration for agreeing thereto, and nothing in this Lease shall be construed so as to modify or limit in any way the Secured Area Indemnity Promise. This Secured Area Indemnity Promise shall be in addition to, and shall itself not be interpreted so as to limit or modify, any other promises of indemnity that Tenant may have given Landlord in this Lease.

     58. Notice.

     (a)  All  notices,  consents,   demands,  requests,   documents,  or  other
communications (other than payment of rent) required or permitted hereunder (collectively, "notices") shall be sent by nationally ,recognized air express overnight courier (with signed receipts) or by certified mail, postage prepaid, return receipt requested. The addresses of the parties for notices are set forth in Paragraph 1, or any such other addresses subsequently specified by each party in notices given pursuant to this Paragraph 58. Notices shall be deemed given on the date of delivery (or the date delivery is refused by the addressee), as evidenced by the return receipt (if such notice is delivered via certified mail) or by the signed receipt (if delivered via overnight courier).

     59. Storage Space. Landlord agrees to provide Tenant with approximately 658 aggregate Rentable Square Feet of storage space (the "Storage Space") located on the first (lst) floor of the Building, which is currently being utilized by Tenant. During the Original Term, Tenant shall pay Landlord, as rent for the Storage Space, the sum of $15.00 per Rentable Square Foot per year (i.e., $822.50 per month); such payment shall be deemed additional rent hereunder. Rent payable by Tenant for the Storage Space during the First Extension Term and the Second Extension Term shall be determined pursuant to the provisions of Paragraph 5(d) above, as part of the determination of the Market Rate payable for the Premises during the applicable Extension Term. Tenant acknowledges that Landlord, by providing Tenant with the Storage Space, is not assuming the responsibility to ensure the security of or provide security for the Storage Space, and Tenant hereby waives all claims against Landlord for damage to or theft of any property stored by Tenant in the Storage Space. Landlord shall deliver the Storage Space to Tenant in its "as-is" condition, without any obligation on the part of Landlord to remodel, refurbish or otherwise improve the Storage Space. Landlord shall have the right, upon thirty (30) days' prior notice to Tenant, to relocate the Storage Space to another area or areas of the Budding of approximately the same aggregate Rentable Square Feet as the Storage Space; in the event of such relocation of the Storage Space, Landlord shall pay Tenant's reasonable costs of moving materials stored in the Storage Space to the replacement Storage Space. Tenant shall have the right to terminate its lease of the Storage Space by irrevocable written notice to Landlord at least ninety (90) days prior to the anticipated date of termination of Tenant's lease of the Storage Space.

     60. Tenant's Corporate Existence. Tenant agrees that it will, during the term of this Lease, (i) remain a state or national bank, federally or state-chartered savings and loan association or savings bank or trust company or other financial institution subject to supervision and examination by state or federal regulatory authorities and (ii) will remain in good standing and qualified to do business under the laws of the United States of America or the state in which it is organized and the laws of the State of California; and
(iii) will not dispose of all or substantially all of its assets nor consolidate with nor merge into another corporation unless (A) such disposal of assets or merger shall, if required, be approved by the federal and/or state authority responsible for regulating Tenant; (B) the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall be a corporation, association, savings bank or trust company organized and existing under the laws of the United States of America or one of the states of the United States of America and shall be qualified or authorized and admitted to do business in the State of California; (C) the consolidation or merger shall not affect the validity or enforceability of the Lease; and (D) if Tenant is not the surviving entity, the acquirer of Tenant's assets or the entity with which Tenant shall consolidate or into which Tenant shall merge shall deliver all documentation, in form and substance satisfactory to Landlord necessary to effect the assumption of all the obligations imposed by this Lease on Tenant hereunder.

     61. Payments. Whenever this Lease shall call for Tenant to make payments, of any kind whatsoever, to Landlord, those payments shall be deemed to be additional rent, unless otherwise expressly stated.

     62. Tenant's ATM. Tenant shall have the right to install one (1) ATM in a mutually agreed ,upon location on the ground floor of the Building either on the inside or outside of the Building, on such terms and at such rental as are mutually agreed upon by Landlord and Tenant.

     63. Lobby. Landlord and Tenant acknowledge that, pursuant to the provisions of the Prior Lease, the design of the ground floor lobby of the Building ("Lobby") was mutually approved by Landlord and Tenant. Landlord agrees that if Landlord contemplates the construction or performance of any material changes to the Lobby, Landlord will consult with Tenant in advance and describe the proposed changes to Tenant, and shall afford Tenant the right to provide input into the design process for any such material change.

     64. Building Curtain Walls/Windows. The parties hereby acknowledge that, as of the date of this Lease, Landlord is contemplating alternatives for corrective work to be performed on the exterior of the Building's curtain wall and on the Building's exterior window design. Landlord shall use reasonable efforts to determine the most cost-efficient method of performing corrective work on the Building's exterior curtain wall and windows in a manner that restores the Building exterior to a first-class condition and appearance, and Tenant acknowledges that such efforts on the part of Landlord, if diligently carried out, shall constitute Landlord's compliance with its obligations to maintain the Building in first-class condition, as respects the Building's curtain wall and exterior windows, as described in this Lease. Landlord agrees to consult in good faith with Tenant with respect to the proposed designs and methods of performing such work, and to solicit Tenant's comments and input on such matters prior to commencing such work.

     65. Design Representations. Landlord and Tenant acknowledge that, pursuant 'to the provisions of the Prior Lease, the following Design Representations were incorporated therein; Landlord hereby reaffirms the Design Representations, as follows:

          (i) Floor slabs in the Building were constructed for a live load of fifty (50) pounds per square foot plus a load of twenty (20) pounds per square foot for partitions. Notwithstanding the foregoing, floor slabs within ten (10) feet of the perimeter of the core were constructed for a live load of eighty (80) pounds per square foot.

          (ii) The Building's elevator system, when fully installed and operational, was designed to meet or exceed the criteria established for the system by the Lerch, Bates-and Associates report dated February 1, 1984, which criteria include the following: The Building shall have six (6) elevators which shall travel at a speed of no less than five-hundred (500) feet per minute. The elevators shall leave the lobby of the Building at an average interval of no less than one elevator every twenty-eight-and-one-half (28.5) seconds.

          (iii) The Building's electrical system was designed to provide two (2) watts of power per Rentable Square Foot for the general use of tenants. As regards lighting in the Building, the electrical system was designed so as to conform with all applicable (as of the date of design) federal, state and municipal laws, rules and regulations.

          (iv) Each floor of the Building has one lighting panel with a minimum of twenty-four (24) breakers.

          (v) Each floor of the Building has two power panels for general use with forty-two (42) breakers in each power panel.

          (vi) Telephone riser openings in the Building are large enough to accommodate six inch by eighteen inch (6" x 18") cable trays on the second
     (2nd) through the seventeenth (17th) floors of the Building. Each floor of the Building has two (2) telephone equipment rooms, each of which rooms have plywood backboards.

          (vii) The Building's security system includes eight closed circuit television cameras, located as follows: one (1) each in stairwell #2 coming down from the Tower, stairwell #4, elevator #7, corridor #1 13, loading dock #109 and inside the PI level plus two (2) in corridor #1 12.

          (viii) The Building's HVAC system is a VAV double (i.e., cold and bypass loop) duct system with air handling units controlled by a pneumatic system for each floor.

          (ix) All "life safety systems" required by federal, state and municipal laws, rules and regulations in effect as of the date of their design have been stubbed into each floor for the use of tenants.

          (x) The Building consists of seventeen (17) floors including the lobby level.

               Landlord further agrees that any changes in the design of the Budding that would materially effect the Building's conformity to the Design Representations shall require the prior written consent of Tenant, which consent shall not be unreasonably withheld.

     66. Broker. Each party hereby represents and warrants to the other that, in the negotiation and execution of this Lease, it has not dealt with any real estate broker or consultant who would have any claim for a commission, fee or other compensation from the other based upon the execution and delivery of this Lease, and each party hereto shall indemnify, defend, protect and hold the other harmless from and against any breach of the foregoing representation.

     67. Tenant's Approval Rights Regarding Property Manager. If during the Term, Landlord desires to replace the property management company performing management services for the Building with a new property management company (other than an affiliate or subsidiary or parent of the property management company managing the Building as of the Commencement Date, Prentiss Properties, it being agreed that any such affiliate, subsidiary or parent shall not require Tenant's prior approval), Landlord shall notify Tenant of such fact, specifying in such notice the name of the proposed replacement property management company ("Replacement") and a description of - the proposed Replacement and the date upon which Landlord proposes to effect such change in property management companies. Tenant shall have the right to approve such Replacement, such approval not to be unreasonably withheld, conditioned or delayed, by written notice delivered to Landlord within ten (10) business days following delivery of Landlord's notice. If Tenant fails to timely notify Landlord of Tenant's approval or disapproval of Landlord's proposed Replacement, Tenant will be deemed to have approved Landlord's proposed Replacement. If Tenant disapproves Landlord's proposed Replacement, Tenant shall state with specificity the reasons for such disapproval (any notice of disapproval not containing a specified rationale for and explanation of such disapproval shall be irrevocably deemed to be a notice of Tenant's approval) and, promptly following delivery of Tenant's notice of disapproval, Landlord and Tenant (and, if necessary, representatives of Landlord's proposed Replacement) will meet in a good faith, diligent attempt to either reach an agreement on either the grounds upon which Landlord's proposed Replacement would be acceptable to Tenant or an alternate property management company. If, within ten (10) business days following delivery of Tenant's notice of disapproval, Landlord and Tenant have not reached agreement on the matter, Landlord shall thereafter have the right to require the matter to be submitted to arbitration by written notice to Tenant, as follows:

          (i) Landlord, in its notice of arbitration, shall specify the name of an independent, ,third party, nationally recognized property management company or consultant familiar with the operation and management of commercial office buildings in the Comparison Area, and engaged in a practice related to the operation and management of office buildings for at least the immediately preceding ten (10) years. Within five (5) business days following notice of such designation, Tenant shall specify an additional arbitrator, similarly qualified, or agree to use solely the arbitrator specified by Landlord; if Tenant fails to so specify a second arbitrator, or agrees to use solely the arbitrator specified by Landlord, the arbitrator specified by Landlord shall be deemed to be the "Management Arbitrator" (defined below).

          (ii) The two arbitrators selected shall jointly agree upon a third arbitrator, similarly qualified, within five (5) business days following the selection of the second arbitrator (said third arbitrator being referred to herein as the "Management Arbitrator").

          (iii) Within ten (10) days following the selection of the Management Arbitrator, Landlord and Tenant shall submit such written statements, documentation, correspondence or other material as they may deem desirable or necessary to state the rationale of its proposed Replacement. 'Me Management Arbitrator shall, if it so desires (but the Management Arbitrator shall not be obligated to), schedule a hearing date within five
     (5) business days of such submission, and if such hearing is scheduled, on said hearing date Landlord and Tenant (or their representatives) shall appear before the Management Arbitrator to make such oral presentations as the Management Arbitrator requests and respond to any questions that the Management Arbitrator may pose regarding the issue. The hearing shall not extend beyond one (1) day in length. Within five (5) business days following the hearing (or if no hearing is scheduled, within ten (10) business days following the receipt by the Management Arbitrator of all written statements, documentation, correspondence or other material submitted to the Management Arbitrator by the parties), the Management Arbitrator shall issue a written decision as to whether Tenant's disapproval is reasonable or unreasonable. If the Management Arbitrator determines that Tenant's disapproval is reasonable, the Replacement selected by Landlord shall not become the manager of the Building and the property management company shall remain unchanged. If, however, the Management Arbitrator determines that Tenant's disapproval is unreasonable, Landlord shall be free to retain Landlord's proposed Replacement to act as the property manager for the Building. The determination of the Management Arbitrator shall be final and binding and, promptly upon receipt of such determination, enter into a letter agreement consistent with the Management Arbitrator's determination amending the Lease.

          (iv) The costs and fees of the Management Arbitrator shall be shared equally by Landlord and Tenant.

          (v) If, during the Term, Landlord desires to replace the individual acting as the Building manager for the Building with a new manager, Landlord shall notify Tenant of such fact, specifying in such notice the name of the proposed replacement Building manager and Tenant shall have the right to approve such Building manager, such approval not to be unreasonably withheld, conditioned or delayed, by written notice delivered to Landlord within ten (10) business days following delivery of Landlord's notice. If Tenant fails to timely notify Landlord of Tenant's approval or disapproval of Landlord's Building manager, Tenant will be deemed to have approved Landlord's proposed Building manager. If Tenant disapproves Landlord's proposed Building manager, Tenant shall state with specificity the reasons for such disapproval (any notice of disapproval not containing, a specified rationale for and explanation of such disapproval shall be irrevocably deemed to be a notice of Tenant's approval).

          (vi) If at any time during the Term, Landlord sells, conveys or otherwise transfers its ownership interest in the Building, the foregoing provisions of this Paragraph 67 shall not be applicable if the transferee is an institutional owner of office buildings who retains an experienced, reputable, regionally or nationally recognized property management company to manage the Building.

     68. Miscellaneous Payments. During the Term, Landlord provide Tenant with a monthly consolidated statement setting forth the amount payable hereunder by Tenant for miscellaneous charges (for example, but not by way of limitation, charges for after-hours air conditioning, miscellaneous parking fees (other than those described in Paragraph 35 above) and other costs payable by Tenant hereunder exclusive of Annual Basic Rent and the amount previously estimated by Landlord for Operating Expenses) ("Miscellaneous Charges"), setting forth in reasonable detail each item and amount of Miscellaneous Charges payable by Tenant hereunder. Landlord acknowledges that Tenant shall have no obligation to pay Miscellaneous Charges unless such consolidated statement is delivered to Tenant; amounts set forth in such consolidated statement shall be due thirty
(30) days following delivery of such consolidated statement to Tenant.

      IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

                                    LANDLORD:

                                        PC OAKLAND ASSOCIATES LTD,
                                        a California limited partnership

                                        By: Prentiss Properties WSC, Inc., A
                                            Delaware corporation general partner


                                        By:     /s/ David C. Robertson
                                        Title:  Senior vice President


                                        By:     /s/ J. Kevan Dilbeck
                                        Title:  Vice President




                                     TENANT:

                                        WORLD SAVINGS AND LOAN ASSOCIATION,
                                        a Federal Savings and Loan Association


                                        By:     /s/  Richard A. Crane
                                        Title:  Senior Vice President

                               SCHEDULED EXHIBITS


Exhibit A - Rules and Regulations

Exhibit B - Termination Agreement

Exhibit C - Janitorial Standards

Exhibit D - Subordination of Deed of Trust

                                    EXHIBIT A

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenants expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, windows and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

2. Tenant must use Landlord's blinds in all exterior window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows, which may appear unsightly from outside the Premises.

3 . Tenant shall not obstruct any sidewalks, corridors, halls, passages, exits, entrances, elevators, or stairways of the Building. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants: provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building unless accompanied by a Prentiss employee.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person, unless any such loss or damage is caused by the negligence or willful misconduct of Landlord or its agents.

6. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7 . Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, material, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

8 . Tenant shall not place a load upon any floor of the Premises, which exceeds the load per square foot, which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant, unless any such loss or damage is caused by the negligence or willful misconduct of Landlord or its agents.

 9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals other than those required by law (e.g., seeing eye dogs). Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building shall be placed and maintained by Tenant at Tenant's expense, in setting of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

10. Tenant shall not use any method of 'heating or air-conditioning other than that supplied by Landlord.

ii. Tenant shall not waste electricity water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenants use. Tenant acknowledges that the Building's HVAC system is designed to be most effective with the blinds closed. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

12. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be reasonably established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the persons, or employee in charge of the Building and has a pass or is properly identified. Tenant's employees or agents, or anyone else who desires to enter the Building after normal business hours, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's time of arrival and departure, and shall otherwise comply with any reasonable access control procedures as Landlord may from time to , time institute Tenant shall be responsible for all persons for whom it requests, passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in ease of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

13. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

14. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any other purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be home by the tenant who, or whose employees or invitees, shall have caused it.

15. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

16. Tenant shall not install any radio or television antenna, loudspeaker, cabling, fiber or other device on the roof, building core or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

17. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings. Landlord reserves the right to direct electricians as to method where and how telephone and computer wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

18. Canvassing, soliciting and distribution of handbills, or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

19. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's reasonable judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

20. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash 20. box or receptacle any material, which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

21. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except in Tenant's cafeteria and use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

22. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

23. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

24.  Tenant  shall  comply with all  safety,  fire  protection,  life safety and
evacuation   procedures   and   regulations   established  by  Landlord  or  any
governmental agency.

25. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

26. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

27. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant; but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

28. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

29. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its reasonable judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building, and for the preservation of good order and operations therein, provided that any such Rules and Regulations shall not unreasonably interfere with Tenant's use of the Premises. Tenant agrees to abide by all such Rules and Regulations herein above stated and an, additional rules and regulations which are adopted.

30. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

31. Landlord has the right to evacuate the Building in event of emergency or catastrophe or as a drill.

32. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant before occupying the Premises, shall procure and maintain such license or permit and submit it for landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

33. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.

34. Landlord shall not be responsible for the repair or maintenance of Tenant's non-standard equipment used exclusively in Tenant's premises whether or not such equipment was installed by Landlord or its agents. Such equipment includes but is not limited to: dishwashers, garbage disposals, hot water heaters, insta-hots, custom lighting, exhaust fans, electric screens, electric door closers, HVAC heat pumps, alarms, transformers, garbage compactors and water filters. Tenant shall maintain such non-standard equipment in good operating condition. The above equipment shall not be installed without Landlord's approval, which may be reasonably conditioned upon certain installation standards, equipment standards or other operational reasons. Landlord may reasonably require Tenant, at Tenant's sole expense, to secure appropriate repair and maintenance contracts for its equipment.

                                    EXHIBIT B

                           LEASE TERMINATION AGREEMENT

     THIS LEASE TERMINATION AGREEMENT ("Agreement") is entered into as of January 1, 1998 by and between WORLD SAVINGS AND LOAN ASSOCIATION, a Federal Savings and Loan Association ("Tenant") and PC OAKLAND ASSOCIATES, LTD. ("Landlord"), with reference to the following facts:

     1. Pursuant to the terms of that certain Lease dated April 6, 1984, as amended (collectively, the "Lease"), CF-Oakland Associates, Ltd., predecessor-in-interest to Landlord, leased to Tenant certain space (the "Premises") located in the building known as 1901 Harrison Street, Oakland, California (the "Building").

     2. Pursuant to the terms of the Lease, the term of the Lease is fixed to expire, if not sooner terminated, as of November 30, 2000.

     3. The parties have negotiated the terms of a new lease governing Tenant's occupancy of the Premises (the "New Lease"). In order to allow the New Lease to govern Tenant's occupancy of the Premises, the parties mutually desire to terminate the Lease pursuant to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows (capitalized terms used herein but not herein defined shall have the meanings given them in the Lease):

          (a) Termination. The term of the Lease shall terminate and expire as of December 31, 1997 (the "Effective Date").

          (b) Payments. Tenant shall continue to pay all rentals and other charges under the Lease through the Effective Date, all of which shall be prorated on a per them basis. Any undetermined charges may be billed to Tenant when determined (and Tenant's obligation to pay the same shall survive termination of the Lease).

          (c) Survival of Indemnity Obligations. The parties hereto agree that, notwithstanding the termination of the Lease described in Paragraph 1 above, the parties' respective indemnity obligations under the Lease shall survive such termination with respect to events or acts occurring on or before the Effective Date.

          (d) Representations. Each party represents to the other that it has full power and authority to execute this Agreement. Each party represents to the other that it has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease or any interest in the Lease or the Premises, and has no knowledge of any existing or threatened claim, demand, obligation, liability, action or cause of action arising from or in any manner connected with the Lease or the Premises by any other parry.

          (e) Miscellaneous. Warranties, representations, agreements, and obligations contained in this Agreement shall survive the execution and delivery of this Agreement and shall survive any and all performances in accordance with this Agreement. 'Ibis Agreement may be executed in any number of counterparts which together shall constitute the Agreement. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys' fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the state in which the Property is located.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

                              LANDLORD:      PC OAKLAND ASSOCIATES LTD.,
                                             a California limited partnership

                              By:  Prentiss Properties WSC, Inc.,
                                   a  Delaware corporation general partner


                                        By:     /s/ David C. Robertson
                                        Title:  Senior Vice President


                                        By:     /s/ J. Kevan Dilbeck
                                        Title:  Vice President




                                     TENANT:

                                        WORLD SAVINGS AND LOAN ASSOCIATION,
                                        a Federal Savings and Loan Association


                                        By:     /s/  Richard A. Crane
                                        Its:    Senior Vice President

                                    EXHIBIT C


NOTE:Tenant hereby agrees that the standards, services and specifications set forth herein are intended as base levels of performance, which Landlord agrees to provide. Landlord hereby reserves the right to modify or add freely to anything contained herein as long as this base level of performance is maintenance without in any way being liable to Tenant for so doing.

                            JANITORIAL SPECIFICATIONS

JANITORIAL SERVICE SPECIFICATIONS FOR TENANT SUITES AND COMMON AREAS ON

A. TENANT OCCUPIED FLOORS

     1 . Nightly Services

          a.   Secure all lights as soon as possible  each night.
          b.   Vacuum all carpets.
          c. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains as required.
          d.   Dust all desks and office furniture with treated dust cloths.
          e.   Papers and folders on desks are not to be moved.
          f.   Sanitize all telephone receivers.
          g.   Empty all ashtrays and ash urns. Clean and sanitize as  required.
          h.   Empty all waste paper baskets  and other  trash  containers.
          i.   Remove all trash from floors to the designated trash areas.
          j. Remove fingerprints, dirt, smudges, graffiti, etc., from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs and elevator interiors.
          k.   Return  chairs and  wastebaskets  to proper  positions.
          1.   Clean, sanitize and polish drinking fountains.
          m.   Police all service stairwells.
          n.   Police all interior public corridor planters.
          o.   Dust and remove debris from all metal door thresholds.
          P.   Wipe clean smudged bright work.
          q. Spot clean all carpets, resilient and composition floors as required.
          r. Check for burned out lights and report them to supervisor. Janitorial Supervisor to leave list of burned out lights at lobby guard console on a nightly basis.
          s.   Vacuum clan and dust all private stairways.

     2. Weekly Services

          a. Dust all low reach area including, but not limited to, chair rungs, structural and furniture ledges, baseboards, window sills, door louvers, wood paneling molding, etc.
          b.   Dust inside of all door jambs.
          c.   Clean and police all metal door thresholds.
          d.   Wipe clean and polish all bright work.
          e.   Sweep all service stairwells.
          f.   Dust all vinyl base.
          g.   Edge all carpeted areas.

          h. Move all plastic carpet protectors and thoroughly vacuum under and around all desks and office furniture.
          i. Clean and spray buff all building standard resilient and/or composite flooring.
          j.   Hose down upper floor terraces.

     3. Monthly Services

          a. Dust all high reach areas including, but not limited to, tops or door frames, structural and furniture ledges, air conditioning diffusers and return grills, tops of partitions, picture frames, etc.
          b.   Vacuum upholstered furniture.
          c.   Wash wastebaskets.
          d.   Dust in place all pictures and wall hangings.
          e.   Dust or vacuum all air grills.

     4. Quarterly Services

          a. Shower-scrub otherwise recondition all resilient or composition flooring to provide a level of appearance equivalent to a completely refinished floor.
          b.   Wash all chair pads.

     5. Semi-Annual Services

          a. Steam extraction shampooing with neutralizing rinse all carpeted floors public areas only. Submit proposed cleaning schedule.
          b.   Clean all glass walls.
          c.   Clean all exterior glass surfaces.

     6. Annual Services

          a.   Dust ceiling surfaces, other than acoustical ceiling material.
          b.   Clean all interior faces of the exterior glass.

B. RESTROOM SERVICE SPECIFICATIONS

     1.   Nightly Services

          a. Restock all restrooms with supplies from the Owner's stock including paper towels, toilet tissue, seat covers, and hand soap, as required.
          b. Restock all sanitary napkin and tampon dispensers from contractor stock, as required. Supplies for and proceeds from this service are the sole responsibility of the Janitorial Contractor.
          c. Wash and polish all mirrors, dispensers, faucets, flushometers, and bright work with non-scratch disinfectant cleaners.
          d.   Wash and sanitize all toilets,  toilet  seats,  urinals and sinks with non-scratch disinfectant cleaner. Wipe dry all sinks.
          e.   Remove stains, descale toilets, urinals and sinks as required.
          f.   Mop all restroom floors with disinfectant germicidal solution.
          g. Empty and sanitize all waste and sanitary napkin and tampon receptacles.
          h.   Remove all restroom trash from building.
          i. Spot clean fingerprints, marks and graffiti from walls, partition glass, aluminum and light switches as required.

          j.   Empty and damp wipe all ashtrays.

     2. Weekly Services

          a. Dust all low reach and high reach areas including, but not limited to, structural ledges, mirror tops, partition tops and edges, air conditioning diffusers and return air grills.

     3. Monthly Services

          a. Wipe down all tile walls and metal partitions. Partitions shall be left in an unstreaked condition after this work.
          b.   Clean all ventilation grills
          c.   Dust all doors and door jambs.

     4. Quarterly Services

          a. Thoroughly clean and reseal all ceramic tile floors, using approved sealers.

     5. Tenant's private restrooms are to receive the same services as above.

C.   MAIN FLOOR ELEVATOR LOBBIES AND PUBLIC CORRIDORS SPECIFICATIONS

     1.   Nightly Services

          a. Thoroughly wash all swinging and revolving glass doors exclusive of tenant doors.
          b. Spot clean all glass, mirrors, and the corridor side of all windows, and glass doors to tenant premises.
          c. Spot clean all chrome bright work including swinging door hardware, kick plates, base, waste paper receptacles, planters, elevator call button plates, and visible hardware on the corridor side of tenant entry doors.
          d. Spot clean all interior architectural aluminum finishes including the corridor side of all tenant area window and door frames and base.
          e.   Spot  clean  all wall  surfaces.
          f.   Thoroughly  clean all door  saddles of dirt and  debris.
          g.   Spot clean and dust  directory  board glass and  ledges.
          h.   Spot clean, sweep and damp mop all flooring.
          i. Empty, clean and sanitize as required all waste paper baskets and refuse receptacles.
          j.   Vacuum all carpets and minor spot clean as necessary.
          k.   Spot clean all elevator doors and frames.
          1. Police all areas for debris at least once during daytime operating hours.

     2. Weekly Services

          a.   Spot clean, sweep, mop and buff all terrazzo flooring.

     3. Monthly Services

          a. Thoroughly clean all chrome and architectural aluminum interior finishes.

 D.  PASSENGER ELEVATOR CLEANING SPECIFICATIONS

     1.   Nightly Services

          a. Spot clean interior stainless steel and chrome surface of cab walls and doors.
          b.   Spot clean outside surfaces of all elevator doors and frames
          c.   Spot clean elevator cab floor carpeting.
          d. Vacuum all cab floor carpeting thoroughly. Edge all carpeting thoroughly.
          e.   Vacuum all elevator thresholds.

     2. Weekly Services

          a. Thoroughly clean entire interior stainless steel and chrome surfaces of all doors and frames and outside surfaces of all doors and frames.
          b.   Steel wool clean all thresholds.

     3. Monthly Services

          a. Steam extraction shampooing with neutralizing rinse all elevator cab floor carpets.
          b.   Wipe clean all elevator cab lamps.
          c.   Wipe clean entire cab ceiling.

E. EXTERIOR STRUCTURE AND GROUNDS SERVICES SPECIFICATIONS

     1. Nightly Services

          a. Police entire perimeter of Building including landscaped areas, storm drain grills, and ventilation grills including public sidewalk.
          b. Spot sweep accumulations of dirt, papers and leaves in all comer areas where wind tends to cause a collection of debris.
          c. Spot clean and dust all architectural aluminum and ledges around entrances to Building.
          d.   Spot clean all exterior glass at Building entrances.
          e. Lift knap on all entry walk-off mats as necessary with a heavy bristle brush vacuum.
          f.   Empty all waste receptacles and remove trash to designated area.
          g.   Sweep sidewalk,  steps and landscaped area, walks and benches.
          h.   Hose down Building entrances as 'instructed.

     2. Quarterly Services

          a. Machine scrub or steam clean exterior sidewalk areas.

         RECORDING      REQUESTED      BY,)
         AND      WHEN           RECORDED,)
         RETURN TO:                       )
                                          )
         Prentiss Properties Acquisition  )
         Partners, L.P.                   )
         1901 Harrison Street, Suite 100  )
         Oakland, CA 94612                )


                         SUBORDINATION OF DEED OF TRUST


     PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., as owner and holder of that certain promissory note dated October 31, 1 986, in the principal sum of Forty Million Dollars ($40,000,000) and of a certain Deed of Trust of even date therewith and securing the said Note, recorded on October 3, 1986, in Series No. 86-270538 Official Records, Alameda County, California (as amended, increased, renewed, extended, spread, consolidated, severed, restated or otherwise changed from time to time), now a first lien upon the premises more particularly demised and described in that certain Lease dated January 1, 1998, by and between PC Oakland Associates Ltd., a California limited partnership, as Lessor, and World Savings and Loan Association, a federal savings and loan association, as Lessee, (the "Lease") and upon other property, all as described in Exhibit A attached hereto, in consideration of such leasing and of the sum of One ($1.00) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged.

     DOES hereby covenant and agree that the said Deed of Trust is hereby SUBORDINATED and shall remain SUBORDINATED to the said Lease.

     EXCEPT, HOWEVER, It is nevertheless expressly agreed that the Deed of Trust shall be prior to the Lease as to the following:

     (a) Any prior right, claim and lien of the said Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for taking by eminent domain of any part of the said premises, and to the right or disposition thereof in accordance with the provisions of the said Deed of Trust,

     (b) The prior right, claim and lien of the Deed of Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of the said Deed of Trust, and

     (c) The lien of any judgment or attachment in favor of any creditor of Lessee against any interest of Lessee under the terms of the

          Lease.

     This Subordination shall insure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

     This Subordination may be executed in counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Subordination has been duly signed and delivered by the undersigned this, 21st day of May, 1998.


                                    LANDLORD:

                                        PC OAKLAND ASSOCIATES LTD.,
                                        a California limited partnership

                                        By: Prentiss Properties WSC, Inc.,
                                        A Delaware corporation general partner


                                        By:  /s/  J. Kevan Dilbeck
                                             Vice President

                               LESSEE'S AGREEMENT



     The undersigned, as Lessee under the lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

                                   WORLD SAVINGS and LOAN ASSOCIATION,
                                   a federal savings and loan association


                                   By:  Richard A. Crane
                                   Its: Senior Vice President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF ALAMEDA


On May 7, 1998, before me, Melissa L. Giomi, Notary Public personally appeared Richard A. Crane, personally known to me and proved to me on the basis of satisfactory evidence to be the person(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   WITNESS my hand and official seal,

                                   /s/  Melissa L. Giomi
                                   ---------------------
                                    Signature of Notary

MELISSA L. GIOMI
COMM. # 1169690
NOTARY PUBLIC - CALIFORNIA
ALAMEDA COUNTY
My Commission Expires JAN 16, 2002

--------------------------------------------------------------------------------

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

     CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

        INDIVIDUAL
     X  CORPORATE OFFICER(S)

        Title:                               Title or Type of Document:
        Senior Vice President                SUBORDINATION OF DEED OF TRUST

                                             3 pages

                                             Date of Document:
                                             May 7, 1998

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF DALLAS

On May 21, 1998, before me, Carol Pierce, Notary Public personally appeared J. Kevan Dilbeck, personally known to me and proved to me on the basis of satisfactory evidence to be the person(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   WITNESS my hand and official seal,

                                    /s/ Carol Pierce
                                   ---------------------
                                    Signature of Notary

CAROL PIERCE
MY COMMISSION EXPIRES
January 19, 2001

                                    EXHIBIT B

                           LEASE TERMINATION AGREEMENT

     THIS LEASE TERMINATION AGREEMENT ("Agreement") is entered into as of January 1, 1998 by and between WORLD SAVINGS AND LOAN ASSOCIATION, a Federal Savings and Loan Association ("Tenant") and PC OAKLAND ASSOCIATES, LTD. ("Landlord"), with reference to the following facts:

     1. Pursuant to the terms of that certain Lease dated April 6, 1984, as amended (collectively, the "Lease"), CF-Oakland Associates, Ltd., predecessor-in-interest to Landlord, leased to Tenant certain space (the "Premises") located in the building known as 1901 Harrison Street, Oakland, California (the "Building").

     2. Pursuant to the terms of the Lease, the term of the Lease is fixed to expire, if not sooner terminated, as of November 30, 2000,

     3. The parties have negotiated the terms of a new lease governing Tenant's occupancy of the Premises (the "New Lease"). In order to allow the New Lease to govern Tenant's occupancy of the Premises, the parties mutually desire to terminate the Lease pursuant to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows (capitalized terms used herein but not herein defined shall have the meanings given them in the Lease):

          (a) Termination. The term of the Lease shall terminate and expire as of December 31, 1997 (the "Effective Date").

          (b) Payments. Tenant shall continue to pay all rentals and other charges under the Lease through the Effective Date, all of which shall be prorated on a per them basis. Any undetermined charges may be billed to Tenant when determined (and Tenant's obligation to pay the same shall survive termination of the Lease).

          (c) Survival of Indemnity Obligations. The parties hereto agree that, notwithstanding the termination of the Lease described in Paragraph 1 above, the parties' respective indemnity obligations under the Lease shall survive such termination with respect to events or acts occurring on or before the Effective Date.

          (d) Representations. Each party represents to the other that it has full power and authority to execute this A-Agreement. Each party represents to the other that it has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease or any interest in the Lease or the Premises, and has no knowledge of any existing, or threatened claim, demand, obligation, liability, action or cause of action arising from or in any manner connected with the Lease or the Premises by any other party.

          (e) Miscellaneous. Warranties, representations, agreements, and obligations contained in this Agreement shall survive the execution and delivery of this Agreement and shall survive any and all performances in accordance with this Agreement. This Agreement may be executed in any number of counterparts which together shall constitute the Agreement. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys' fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the state in which the Property is located.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

                                    LANDLORD:

                                        PC OAKLAND ASSOCIATES LTD,
                                        a California limited partnership

                                        By: Prentiss Properties WSC, Inc.,
                                            a Delaware corporation
                                            general partner


                                        By:     /s/ David C. Robertson
                                        Title:  Senior vice President


                                        By:     /s/ J. Kevan Dilbeck
                                        Title:  Vice President


                                     TENANT:

                                        WORLD SAVINGS AND LOAN ASSOCIATION,
                                        a Federal Savings and Loan Association

                                        By:     /s/  Richard A. Crane
                                        Its:  Senior Vice President

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:

World Savings and Loan Association
1901 Harrison Street
Oakland, CA 94612
Attn: Richard A. Crane

-------------------------------------------------------------------------------

                               MEMORANDUM OF LEASE


     THIS MEMORANDUM OF LEASE (the "Memorandum"), is made as of January 1, 1998, by and between PC OAKLAND ASSOCIATES LTD., a California limited partnership ("Landlord"), and WORLD SAVINGS AND LOAN ASSOCIATION, a federal savings and loan association ("Tenant"), with reference to the following facts:

     A. Landlord and Tenant are entering into that certain unrecorded Lease, dated as of January 1, 1998 (the "Lease"), with respect to certain Premises (as defined in the Lease) located on the real property commonly known as 1901 Harrison Street, Oakland, California, which real property is more particularly described on Exhibit A attached hereto and incorporated herein by reference.

     B. Landlord and Tenant desire to give public notice of the terms and conditions of the Lease.

     NOW, THEREFORE, the parties agree as follows:

     1. Lease. Pursuant to the Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Demised Premises on all of the terms and conditions of the Lease, which are incorporated herein by reference, for an initial term of ten years commencing on January 1, 1998. Tenant has the right to extend the initial term for two (2) consecutive additional periods of ten (10) years each.

     2. Lease Restrictions. Pursuant to the Lease, Landlord covenants not to lease any space on the ground floor of the Building (as defined in the Lease) to any Financial Institution (as defined in the Lease). Additionally, if Landlord leases space in the Building above the ground floor to a Financial Institution, Landlord will not provide such Financial Institution with exterior Building signage or with prominent ground floor lobby signage (other than Building-standard signage identifying such Financial Institution on the Building's lobby directory).

      3. Purpose of Memorandum. The purpose of this Memorandum is to give public notice of the Lease and the terms and conditions related thereto set forth in the Lease (including, without limitation, the leasing restrictions described above), and for no other purpose. The provisions of this Memorandum shall not in any way change or affect the provisions of the Lease, express reference to which is hereby made and the terms and conditions of which remain in full force and effect.

                                    LANDLORD:

                                        PC OAKLAND ASSOCIATES LTD,
                                        a California limited partnership

                                        By: Prentiss Properties WSC, Inc.,
                                            a Delaware corporation
                                            general partner


                                        By:     /s/ David C. Robertson
                                        Title:  Senior Vice President


                                        By:     /s/ J. Kevan Dilbeck
                                        Title:  Vice President


                                     TENANT:

                                        WORLD SAVINGS AND LOAN ASSOCIATION,
                                        a Federal Savings and Loan Association

                                        By:   /s/  Richard A. Crane
                                        Its:  Senior Vice President

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION



REAL PROPERTY in the City of Oakland, County of Alameda, of California, described as follows:

PARCEL 1:

BEGINNING at a point on the western line of Harrison Street, distant thereon 50 feet northerly from the point of intersection thereof with the northern line of 19th Street (formerly Durant Street); running thence northerly along said line of Harrison Street 100 feet; thence at right angles westerly 150 feet ; thence at right angles southerly 100 feet; thence at right angles easterly 150 feet to the point of beginning.

PARCEL 2:

BEGINNING at the point of intersection formed by the western line of Harrison Street and the northern line of 19th, formerly Durant Street; running thence northerly along said line of Harrison Street fifty feet; thence at right angles westerly one hundred fifty feet; thence at right angles southerly fifty feet to the said northern line of 19th Street; and thence easterly along said last named line one hundred fifty feet to the point of beginning.

A.P. No: 8-636-11
              -12









                                   EXHIBIT "A"

STATE OF CALIFORNIA     )
                        ) ss.
County of Los Angeles   )

     On August 6, 1998, before me, Nancy M. Tanaka, a Notary Public in and for the State of California, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.


     WITNESS my hand and official seal.

     Signature:  /s/  Nancy M. Tanaka

                                                  NANCY M. TANAKA
                                                  Commission # 1145486
                                                  Notary Public - California
                                                  Los Angeles County
                                                  My Comm. Expires Jul 3, 2000


STATE OF TEXAS   )
                 ) ss.
County of Dallas )

     On August 19, 1998, before me, Carol Pierce, a Notary Public in and for the State of Texas, personally appeared J. Kevan Dilbeck, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

     WITNESS my hand and official seal.


     Signature:  /s/ Carol Pierce

                                                  CAROL PIERCE
                                                  MY COMMISSION EXPIRES
                                                  January 19, 2001



12779235

STATE OF CALIFORNIA   )
                      ) ss.
County of Alameda     )

     On August 4, 1998, before me, Lesley Jones, a Notary Public in and for the State of California, personally appeared RICHARD A. CRANE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that, by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

         WITNESS my hand and official seal.

         Signature:  /s/ Lesley Jones

                                                LESLEY JONES
                                                Comm. #1119452
                                                Notary Public California
                                                Alameda County
                                                My Comm. Expires Dec. 12, 2000

12779235